Exhibit 10.1

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission

ADVANCED

ENERGY MANAGEMENT

AGREEMENT

between

Scientific-Atlanta, Inc.

and

Gulf Power Company, Inc.

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This Advanced Energy Management Agreement is dated as of September 16, 1996,

BETWEEN:

GULF POWER COMPANY, INC.

500 Bayfront Parkway

Pensacola, FL 32520-0231

(“Purchaser”)

AND:

SCIENTIFIC-ATLANTA, INC.

Control Systems Division

4311 Communications Drive

Norcross, Georgia 30093

(“Seller”)

WHEREAS, Purchaser and Seller desire to work together to provide “Advanced Energy Management” and other value added services for Purchaser and its customers; and

WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell, deliver and install for Purchaser, components for a two way Advanced Energy Management system, as defined in Exhibit A (the “System”);

WHEREAS, Purchaser further desires to purchase from Seller, and Seller desires to provide for Purchaser, certain project management services in connection with the creation and implementation of the System;

NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the adequacy and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

1.	DEFINITION OF TERMS

For the purposes of this Agreement, capitalized terms shall have the meanings set forth below.

1.1	“Additional Costs” shall have the meaning set forth in Section 5.1.

1.2	“Advanced Energy Management System” or “AEM System” or “System” shall have the meaning set forth on Exhibit A.

1.3	“Agreement” means this Advanced Energy Management Agreement and the schedules, exhibits and appendices hereto.

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1.4	“Approved Purchasers” means Purchaser’s parent company, The Southern Company, and the direct and indirect wholly owned subsidiaries of The Southern Company.

1.5	“Customer” means Purchaser’s customers for electric utility service.

1.6	“Customer Premise Equipment” or “CPE” means Seller’s MainGate Gateway which is located outside a Customer’s home or business, and any in-home or in- business devices consisting of thermostats and load control modules.

1.7	“Defect” means material damage, not including purely cosmetic damage, to a Product or any material adverse deviation by the Product from its Specificities due to materials or workmanship.

1.8	“Delivery” or “Delivered” shall have the meaning set forth in Section 6.1.

1.9	“Delivery Schedule” means that schedule set forth in Exhibit C, as modified from time to time by purchase orders and quotes initiated and accepted pursuant to Section 16.

1.10	“Destination Point” shall mean Purchaser’s warehouse located at 55 North Q Street, Pensacola, Florida 32501, or such other location as mutually agreed to from time to time.

1.11	“Effective Date” shall have the meaning set forth in Section 4.

1.12	“Forecast” shall mean the rolling six-month forecast described in Exhibit C.

1.13	“Parties” means the Purchaser and the Seller.

1.14	“Payment Schedule” means that schedule set forth in Exhibit D, as modified from time to time by purchase orders and quotes initiated and accepted pursuant to Section 16.

1.15	“Prices” means the prices set forth in Exhibit D, as modified from time to time by purchase orders and quotes initiated and accepted pursuant to Section 16.

1.16	“Products” means the products listed or described on Exhibit B, as modified from time to time by purchase orders and quotes initiated and accepted pursuant to Section 16.

1.17	“Proprietary Information” shall have the meaning set forth in Section 10.1.

1.18	“Purchaser’s Pre-Installation Obligations” means those obligations set forth in Exhibit F.

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1.19	“Return Material Authorization” or “RMA” shall have the meaning given in Exhibit E.

1.20	“Services” means those project management and other services to be performed by Seller set forth in Exhibit B, as modified from time to time by purchase orders and quotes initiated and accepted pursuant to Section 16.

1.21	“Software” means that software set forth in Exhibit B or included with a Product.

1.22	“Software License” means that certain Software License Agreement substantially in the form of Exhibit G.

1.23	“Warranty Period” shall have the meaning set forth in Section 9.2.

2.	PARTIES

The Parties to this Agreement are the Purchaser, Gulf Power Company, Inc., a corporation organized under the laws of the State of Maine, and the Seller, Scientific-Atlanta, Inc., a corporation organized under the laws of the State of Georgia.

3.	SCOPE

This Agreement governs the ongoing purchase by Purchaser and the ongoing sale, installation and Delivery by Seller of the Products and Services in accordance with the Delivery Schedule and the payment therefor in accordance with the Prices and Payment Schedule. Purchaser shall make annual minimum purchases of not less than *** units per year. With respect to additional Products to be purchased by Purchaser, Purchaser shall submit to Seller the Forecast described in Exhibit C not less frequently than every month during the term of this Agreement. It is further understood and agreed that Seller shall sell and provide Products to Approved Purchasers who have executed the agreement set forth in Exhibit H. In the event of authorized purchases by Approved Purchasers in accordance with such agreement, the references in this Agreement to ”Purchaser” shall be deemed to include “Approved Purchasers”, and any Approved Purchaser, by placing any purchase order for Products pursuant to this Agreement shall be deemed to have agreed to accept the obligations of Purchaser under this Agreement with respect to such purchase order. Purchaser agrees that it shall be responsible for informing Approved Purchasers of their obligations as Purchasers under this Agreement, and for obtaining such Approved Purchasers’ written undertaking to be bound by the obligations of Purchaser hereunder, by requiring them to execute the agreement set forth in Exhibit H, and for providing a copy of such written undertaking to Seller. However, Purchaser shall not be liable for the obligations of any Approved Purchaser under this Agreement or in any order by an Approved Purchaser initiated and accepted in accordance with the provisions hereunder. It is further understood and agreed that Purchaser and the Approved Purchasers shall have the right to purchase quantities of System Products under

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this Agreement for resale to others. Technical support and implementation services for any Products so resold shall be negotiated by Seller and Purchaser (or the Approved Purchaser, as applicable) upon request.

4.	EFFECTIVE DATE AND EXPIRATION DATE

This Agreement shall become effective on the date first written above (the “Effective Date”); provided, however, that Seiler shall have no obligations under this Agreement until the date on which Seller has received a Purchase Order from Purchaser. This Agreement shall be effective for a period of eight (8) years, unless sooner terminated as provided herein.

5.	PRICE AND PAYMENT; MOST FAVORED CUSTOMER

5.1	Price and Additional Costs. Prices for Products and Services are set forth in Exhibit D to this Agreement. Prices include charges for packaging and crating Products and installing the head-end equipment, but do not include freight, insurance, other installation or any taxes assessed or imposed on the sale of the Products (collectively, “Additional Costs”). Any Additional Costs shall be the responsibility of Purchaser, provided that Seller shall use reasonable efforts to minimize such Additional Costs, consistent with the Purchaser’s shipping instructions. Seller shall hold the Prices firm on Exhibit D for a period of *** from the Effective Date, after which the Seller may increase prices not more frequently than *** based on annual percentage increases in the ***.

5.2	Payment Terms and Schedule. Unless otherwise agreed in writing by the Seller, payment is due thirty (30) days after the date of invoice.

5.3	Invoicing for and Payment of Additional Costs. Seller shall invoice Purchaser for Additional Costs as they occur, but no more frequently than monthly. Payment is due thirty (30) days after the date of invoice.

5.4	Most Favored Customer Pricing; Technological Innovations.

a.	After the Effective Date of this Agreement, Purchaser shall be entitled to purchase the Products offered in this Agreement at prices no less favorable than those paid, during the term of this Agreement, by a purchaser for the same, substantially similar or functionally equivalent Products, in equivalent quantities and product mixes, over an equivalent period of time, taking into consideration purchase commitment levels, warranty and any other terms and conditions which may be considered by Seller to have a financial impact on value. The price to Purchaser shall be adjusted only for purchase orders accepted after the date the more favorable price as determined herein is paid by a subsequent purchaser.

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b.	In the normal course of its business, Seller conducts research and development activities, some of which may pertain to the Products and/or Services to be supplied under this Agreement. During the term of this Agreement, Seller shall keep Purchaser advised at its request as set forth in Section 5.4(c) concerning the results of such activities and any new or improved technologies that may result from such activities after proper steps have been taken to secure Seller’s statutory rights in and to such technologies. Seller shall cooperate with Purchaser to accomplish mutually desired, technologically feasible modifications to the Products, and such modifications shall be provided to Purchaser at a mutually agreed upon cost.

c.	During the term of this Agreement, Purchaser shall be entitled to inquire of Seller on a quarterly basis as to the existence of any more favorable pricing for the Products and any potential modifications or technological improvements with respect to the Products, each as provided in this Section 5.4. In addition and no more frequently than annually, Purchaser may request that a representative of Seller travel to Purchaser’s principal offices for the purposes of discussing pricing and technology issues. Whether in responding to a telephonic inquiry or in making a visit to Purchaser’s principal offices as contemplated herein. Seller shall only be obligated to disclose such information as Seller is not otherwise contractually or legally prevented or restricted from disclosing.

6.	DELIVERY

6.1	Shipment; Random Inspection. Delivery shall occur when Seller tenders the Products to the carrier for shipment F.O.B. Destination (“Delivery” or “Delivered”). Freight charges will be prepaid by Seller and invoiced to the Purchaser. Seller may make partial shipments of the Products. Purchaser shall have the right, for a period of ten (10) business days following Delivery to conduct spot and sample inspections of the Products shipped to verify the absence of in-transit damage or apparent out-of -the-box failures of such Products. Purchaser shall have the right to reject Products that are either damaged in transit (other than cosmetic defects not affecting the functionality of the Products or materially compromising the appearance of the Products) or contain apparent, verified out-of-box failures, provided in each case Purchaser so notifies Seller within such ten (10) day period, by sending written notice of rejection (preferably by facsimile) specifically setting forth the damage suffered or failure verified. Upon receipt of such notice, Seller shall initiate remedial or corrective action designed to replace damaged or defective units as quickly as practicable, taking into account Purchaser’s program progress and inventory on hand.

6.2	Rejection Period; Returns. Purchaser’s right to reject a particular Product shipment shall cease upon the earlier to occur of ten (10) business days following Delivery of such shipment or first commercial use of any Products contained in such shipment. “Acceptance” of a shipment of Products shall be deemed to occur

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on the date of expiration of the rejection period, if no claim is made during such period, or on the date conforming goods are Delivered to replace the damaged or failing goods. Purchaser shall assist Seller in presenting and verifying any claim for in-transit damage to the appropriate shipping carrier. Purchaser’s rejection of any Products hereunder shall not affect Purchaser’s obligation to pay for Products delivered, provided, however, that if replacement Products are not delivered to Purchaser within forty (40) days from the date of rejection, then Purchaser shall be entitled to a credit against future purchases in the amount of the invoice for the damaged or defective Products. If any Product returned by a Purchaser pursuant to this Section is not damaged, defective or nonconforming, then Seller shall bill the Purchaser at Seller’s standard rates for services performed with respect to such returned Products. Purchaser shall pay the costs of shipping any damaged or defective units (which costs Purchaser shall use reasonable efforts to minimize) back to Seller and shall retain all invoices and other documentation evidencing such return (collectively, “Return Documentation”). No more frequently than quarterly, Purchaser shall furnish Seller with an invoice setting forth the shipment costs incurred pursuant to this Section, together with all Return Documentation. Seller shall grant Purchaser a credit against future purchases for each correct invoice for returns where damages and/or defects were actually found.

6.3	Time of Delivery. Seller will use its reasonable efforts to comply with the Delivery Schedule subject to Purchaser’s complying with Purchaser’s Pre-Installation Obligations and other obligations hereunder, including, without limitation, its payment obligations. Seller will promptly advise Purchaser if Seller anticipates a material variance from the Delivery Schedule and the date when Delivery may be expected.

7.	TITLE AND RISK OF LOSS

Title and risk of loss to Products shall pass to Purchaser upon Delivery of the Products. Any loss or damage to Products prior to Delivery shall be at Seller’s risk.

8.	INSTALLATION

Seller shall perform the project management Services set forth on Exhibit B. In addition, Seller shall perform the installation Services with respect to the head-end and certain communication interfaces as set forth in Exhibit B. Performance of any installation Services shall be contingent upon Purchaser completing the Purchaser’s Pre-Installation Obligations specified in Exhibit F. Purchaser shall be responsible for installing or having installed the CPE and other System components not specifically identified on Exhibit B under installation services.

9.	WARRANTIES

9.1	Warranties. Seller hereby represents and warrants to Purchaser under this Agreement that:

a.	Each Product shall conform to its specifications in effect on the date of shipment in all material respects and be free from material Defects in workmanship and materials; provided, however, that Software included with any Product or provided separately shall conform to the warranty set forth in the Software License;

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b.	Subject to any required installation, the Products shall be capable of being operated within the System in accordance with the description set forth on Exhibit A in all material respects; and

c.	Each Service provided hereunder shall be performed in a workmanlike manner in accordance with good commercial practices.

9.2	Warranty Period. The warranties set forth in Section 9.1 above shall apply for the period (the “Warranty Period”) beginning, with respect to head-end equipment, on the date of Acceptance and ending *** months thereafter and beginning, with respect to other Products, on the date of in-home installation and ending *** months thereafter, provided, however, that in no event shall the Warranty Period for non head-end equipment exceed *** months from the date of Delivery of such equipment and further provided, however, that Software included with any Product or provided separately shall conform to the warranty set forth in the Software License.

9.3	Warranty Replacement or Repair. During the Warranty Period and subject to the provisions of Section 9.4, Seller, at its option and expense, shall repair or replace any Product not conforming to the above warranty. The procedure for effecting warranty replacement or repair is set forth in Exhibit E. In the case of a Service, during the Warranty Period, Seller shall reperform a Service not conforming to the above warranty, or so much of the Service as is reasonably necessary to effect conformance therewith. During the Warranty Period, Purchaser shall provide an office at its headquarters location for use solely by Seller’s project manager and service representative.

9.4	Potentially Injurious Design and Latent Defects. In the event that Seller discovers a design defect or a latent defect in a Product that requires remedial action to prevent a threat to life or property, Seller shall notify Purchaser to that effect and shall work with Purchaser to develop a mutually agreeable plan of remedial action (which may include, without limitation, substituting or upgrading Products) (the “Plan”). The Plan shall include a proposed budget of costs for any action to be taken pursuant thereto for which Seller shall be responsible.

9.5	Exclusions. Seller shall have no obligations with respect to any Defects, damage, or nonconformances of Products that result from: installation by Purchaser or its agents other than in accordance with its specifications or in a workmanlike manner in accordance with good commercial practices, operation of the Products or the System outside of suggested parameters or failure to maintain Products as required or desired; unauthorized repair; tampering; vandalism; physical abuse; or

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from accidents, or acts of God (except for weather-related damage to a Product where the Product is specifically represented as resistant to the type of climatic damage involved, provided that Seller shall have no obligation with respect to multiple lightning strikes or damage caused by extraordinarily severe weather conditions), or other such occurrences after Delivery. If any Product returned by a Purchaser for repair or replacement contains a defect or nonconformance caused by a factor outside the scope of Seller’s warranty or if the returned Product is not defective or nonconforming, then Seller shall bill the Purchaser at Seller’s standard rates for services performed with respect to such defective returned unit.

9.6	Replacement Parts Availability. Seller shall use its reasonable efforts to maintain the availability of replacement parts for Products Delivered under this Agreement for five (5) years after Delivery thereof.

9.7	Limitation on Warranties. THE EXPRESS WARRANTIES IN THIS SECTION 9 AND IN THE SOFTWARE LICENSE SET FORTH SELLER’S SOLE AND EXCLUSIVE WARRANTIES WITH RESPECT TO THE PRODUCTS AND SERVICES HEREUNDER AND THERE SHALL BE NO IMPLIED OR STATUTORY WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. THE SOLE REMEDIES OF PURCHASER FOR ANY BREACH OF WARRANTY ARE THE REMEDIES SET FORTH IN THIS SECTION 9 AND THE SOFTWARE LICENSE. SELLER RECOGNIZES THAT CERTAIN PRODUCTS TO BE PROVIDED HEREUNDER MAY BE PLACED ON OR IN THE HOMES OR BUSINESSES OF PURCHASER’S CUSTOMERS AND THAT PURCHASER SHALL BE ENTITLED TO MAKE WARRANTY CLAIMS OTHERWISE MEETING THE CONDITIONS SET FORTH IN THIS SECTION 9 NOTWITHSTANDING SUCH PLACEMENT; HOWEVER, SELLER SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES TO CUSTOMERS OF PURCHASER.

10.	CONFIDENTIALITY

10.1	Proprietary Information. Any information or data fixed in a tangible, medium and furnished by one Party to the other Party and conspicuously marked as the confidential or proprietary information of the disclosing Party, or if provided orally, stated to be confidential or proprietary at the time the information is provided and described in a written memorandum within thirty (30) days of disclosure (hereinafter referred to as “Proprietary Information”) is and shall remain the property of the disclosing Party. The receiving Party shall not disclose Proprietary information to anyone other than its employees who have agreed in writing to hold such Proprietary Information in trust and confidence and who have signed a statement in the form attached hereto as Exhibit I, and who need to use such Proprietary Information for the purposes of this Agreement.

10.2	Exceptions Required by Law. Notwithstanding the provisions of Section 10.1, a Party receiving Proprietary Information may disclose it (i) pursuant to an order or judgment of any court or governmental body, provided that the disclosing Party

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has given notice of such order or judgment to the other Party prior to making such disclosure, or (ii) pursuant to any law, rule or regulation, provided that the disclosing Party has received a written opinion of its counsel that such disclosure is required, notified the other Party in advance of such disclosure, and, when practical, requests confidential treatment by the entity to which the disclosure is made of such information,

10.3	Other Exceptions. The restrictions and obligations in Section 10.1 shall no longer apply to any item of Proprietary Information after it: (i) becomes generally available to the public through any means other than a breach by the receiving Party of its obligations under this Agreement; (ii) is disclosed to the receiving Party without an obligation of confidentiality by a third party who has the right to make such disclosure; (iii) is in possession of the receiving Party without obligations of confidentiality; or (iv) is required to be disclosed to enforce rights under this Agreement but only to the extent necessary to enforce such rights.

11.	PROPRIETARY RIGHTS INDEMNIFICATION

11.1	Seller shall, at its expense, settle and/or defend, and shall indemnity Purchaser against, and shall pay all costs, damages, and attorneys’ fees (other than attorneys’ fees and punitive damages attributable to acts of Purchaser) finally awarded in, any demand, claim, suit, action or proceeding by a third party against Purchaser to the extent based upon a finding that the design or construction of the Product, as furnished, infringes the intellectual property rights of such third party provided that Purchaser promptly notifies Seller in writing of any allegation of such infringement and Seller is given the right at its expense to settle such charge and, through attorneys of its own choice, to defend or control the defense of any suit based upon such charge; and the entire obligation of Seller hereunder to indemnify Purchaser shall not exceed the total amount paid to Seller by Purchaser for all Products purchased under this Agreement.

11.2	In addition, in the event that the use of the Product becomes, or in the opinion of Seller may become the subject of any claim, suit or proceeding or if the manufacture, use or sale of the Product is enjoined, Seller may, at its option and expense, do one or more of the following:

a.	obtain for Purchaser the right to use the Product;

b.	modify the Product so that it becomes noninfringing or replace the Product with a noninfringing product, while remaining in compliance with Seller’s published specifications in effect at the date of this Agreement; in all material respects; or

c.	if Seller cannot reasonably effect (a) or (b) above, cease to deliver the Product to Purchaser and allow Purchaser to return the allegedly infringing Product to Seller, and upon return pay to Purchaser an amount equal to all amounts paid by Purchaser to Seller for the Product less depreciation (based on a five-year life, with straight-line depreciation) up to the time that Purchaser ceases to use the Product as a result of such claim.

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Seller shall communicate and consult with Purchaser as to the ability of Seller to effect alternatives (a) or (b) above and the resulting impact on any Product or Product availability or Delivery Schedule. In the event Seller concludes that it cannot reasonably effect (a) or (b), then Seller shall work with Purchaser in order to minimize the costs and disruption to Purchaser’s business resulting from such action. Should the System or any non-infringing Product become inoperable due to cessation of delivery under (c) above of an allegedly infringing Product, Purchaser shall have the right to return the inoperable Products and upon return, Seller shall pay to Purchaser an amount equal to all amounts paid by Purchaser to Seller for the returned Products less depreciation (based on a five-year life, with straight-line depreciation) up to the time that the Products become inoperable as a result of the infringement claim.

11.3	Notwithstanding any other provision of this Paragraph, Seller shall have no liability for any infringement to the extent arising from or occurring as a result of:

a.	use of the Product in combination with other items unless Seller sold, made or specifically recommended them all as a combination;

b.	incorporation of a specific design or modification at the request of Purchaser, other than a request for a particular feature where Purchaser does not mandate the mode of implementing such new feature; or

c.	the failure by Purchaser to implement changes, replacements or new releases recommended by Seller and made available at no-cost to Purchaser, where the infringement would be avoided by such changes, replacements or new releases, and where the Product would still materially conform to the Specifications following such changes, replacements or new releases.

11.4	This Section sets forth the entire liability of Seller to Purchaser with respect to the infringement of intellectual property by the Product, and Seller makes no warranty of noninfringement, express or implied.

12.	GENERAL INDEMNIFICATION

Each Party shall indemnity and hold harmless the other, its directors, officers, employees, agents, subsidiaries, affiliates, subcontractors and assignees, or any of them, from and against any losses, damages, liabilities, expenses, costs, claims, suits, demands, actions, causes of action, proceedings, judgments, assessments, deficiencies and charges on account of physical damage to tangible property and personal injuries, including death, to all persons, arising from any negligent act or omission or willful misconduct of the indemnifying Party.

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13.	LIMITATION OF LIABILITY

SELLER SHALL NOT BE LIABLE TO PURCHASER FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATING TO THE USE OF ANY PRODUCTS OR SERVICES FURNISHED, WHETHER SUCH CLAIM IS BASED ON BREACH OF WARRANTY, CONTRACT, TORT OR OTHER LEGAL THEORY AND REGARDLESS OF THE CAUSES OF SUCH LOSS OR DAMAGES OR WHETHER ANY OTHER REMEDY PROVIDED HEREIN FAILS.

14.	EXCUSABLE DELAYS

Neither Party to this Agreement shall be liable for any delay or non-performance hereunder resulting from: acts of God (except for weather-related damages to Products described in Section 9.4); severe weather conditions; strikes; war; riots; civil disorder, earthquakes; any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency; freight embargoes; custom delays at the port of shipment or destination; delays beyond Seller’s reasonable control in the supply of Products or Product components by third party suppliers; or any other condition or occurrence whatsoever be and the reasonable control of such Party. If the performance of this Agreement is delayed, prevented, restricted or interfered with by reason of any such event, (a) the Party whose performance is delayed, prevented, restricted or interfered with shall give prompt written notice to the other Party of the event and shall be excused from performance to the extent delayed or prevented; provided, however, that the Party whose performance is prevented or delayed shall take reasonable steps to avoid or remove such causes of nonperformance and shall continue performance whenever and to the extent such causes are removed; and (b) if it appears that a time for delivery or performance scheduled pursuant to this Agreement will be extended for more than six (6) months, the Party receiving notice under subsection (a) above shall have the right to terminate, by written notice to the other Party, any portion of this Agreement covering the delayed performance and the obligations and liabilities of both Parties with respect to such portion of the Agreement shall thereupon lapse and terminate, except to the extent such obligations or rights are intended to survive pursuant to this Agreement.

15.	SOFTWARE LICENSE

For any Software delivered pursuant to this Agreement, Seller shall provide Purchaser with the then-current version of the Software, and shall grant a nonexclusive, fully paid-up license to use and execute the Software on the appropriate Product in the Designated Countries to which the Product and Software are supplied provided Purchaser accepts and executes the Software License.

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16.	REQUEST FOR CHANGES

16.1	Purchaser-Initiated Changes. Should Purchaser desire Seller to change the Products or Services to be provided under this Agreement or the Prices, Delivery Schedule or Payment Schedule with respect thereto, Purchaser shall submit to Seller a written request for change relating to the Products, Services, Prices, Delivery Schedule or Payment Schedule affected in the form of a purchase order signed by Purchaser (hereinafter referred to as a “Request For Change” or RFC”). Seller shall evaluate each such RFC at no additional cost to Purchaser and submit to Purchaser a written response thereto as soon as practical following Seller’s receipt of the RFC. Seller’s failure to respond shall be deemed a rejection of the RFC. Seller’s response shall be considered a firm quote only for twenty (20) days after it is issued. Within twenty (20) days after Seller issues its response, Purchaser shall notify Seller whether it wishes to proceed with the proposed RFC on the basis of Seller’s response.

16.2	Seller-Initiated Changes. Should Seller desire to change the Products or Services to be provided under this Agreement or the Prices, Delivery Schedule or Payment Schedule with respect thereto, Seller shall submit to Purchaser a written quote relating to the Products, Services, Prices, Delivery Schedule or Payment Schedule affected. Seller’s RFC shall be considered a firm quote only for twenty (20) days after it is issued. Within twenty (20) days after Seller issues its quote, Purchaser shall notify Seller whether it wishes to proceed with the proposed quote. A new quote shall not be required for any Seller-initiated changes which do not materially and adversely affect the operation of a Product, including without limitation, a change in one or more vendors or contractors of components of the Products (provided, however, that a change in the primary, thermostat vendor shall require prior notice to and approval from, Purchaser, which approval shall be unconditional and shall not be unreasonably withheld or delayed).

16.3	Changes Restricted to Single Orders. Any changes with respect to the terms and conditions of this Contract effected by means; of a purchase order or a quote, whether initiated by Seller or Purchaser, shall be restricted to the Products and Services to be provided and/or sold pursuant to such purchase order or quote, as applicable.

17.	TERMINATION

17.1	Termination of Agreement. This Agreement may be terminated upon any of the following events after written notice:

a.	By mutual agreement of the Parties;

b.	By either Party in the event that the other Party makes a general assignment for the benefit of creditors;

c.	By either Party in the event that the other Party becomes insolvent, or voluntary or involuntary proceedings are instituted by or against such Party

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under any federal, state, or other bankruptcy or insolvency laws and such proceedings are not terminated within ninety (90) days, or a receiver is appointed for such Party;

d.	By either Party in the event that the other Party ceases to function as a going concern;

e.	By either Party in the event that the other Party fails to perform any material provision of this Agreement and does not cure such failure within a period of sixty (60) days after receipt of written notice from the other Party specifying such failure and stating its intention to terminate this Agreement if such failure is not cured;

f.	By either Party in accordance with the provisions of Section 14 hereof, or

g.	At any time on or after May 31, 1999, by Purchaser upon one hundred eighty (180) days advance notice where such notice is accompanied by the payment of the applicable “Termination Fee” (as provided below), together with the payment of all outstanding Product invoices, as well as Purchaser’s commitment to pay for all Product invoices up to and including the date of termination. In order to be entitled to terminate this Agreement pursuant to this Section, Purchaser shall pay to, Seller the “Termination Fee” as calculated below, which the parties acknowledge and agree is reasonable in light of the difficulty in establishing the harm and loss to Seller from Purchaser’s termination of this Agreement prior to its scheduled expiration. For purposes of this Agreement, the “Termination Fee” shall be equal to ***. The Termination Fee shall be calculated by Seller after consultation with Purchaser.

18.	NOTICES

18.1	Written Notification. A Party shall give any notice required or permitted to be given to the other Party under this Agreement in writing:

If to Seller, to:	with a copy to:
Scientific-Atlanta, Inc.	Scientific-Atlanta, Inc.
Control Systems Division	Office of General Counsel
4311 Communications Drive	One Technology Parkway, South

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Norcross, Georgia 30093	Norcross, Georgia 30092
Attn: President

If to Purchaser, to:	with a copy to:
Gulf Power Company, Inc.	Beggs & Lane
500 Bayfront Parkway	700 Blount Building
Pensacola, FL 32520-0231	Pensacola, FL 32576
Attn: Patrick Daley	Attn: Jeffrey A. Stone, Esquire
Telephone: 904/444-6631	Telephone: 904/432-2451
Facsimile: 904/444-6006	Facsimile: 904/469-3331

and

Gulf Power Company, Inc.
500 Bayfront Parkway
Pensacola, FL 32520-0231
Attn: David Eggart
Telephone: 904/444-6022
Facsimile: 904/444-6237

Such notice shall be deemed to be duly given on the earlier of: (i) actual receipt, irrespective of whether sent by telex, cable, facsimile transmission (followed by mailing of a hard copy), overnight courier or other method, or (ii) on the tenth day after mailing by registered or certified airmail from the country in which the notice originated, return receipt requested and postage prepaid.

18.2	Change of Address. A Party may change its address for notification purposes by giving at least thirty (30) days prior written notice of the new address and the date upon which the change will become effective.

19.	COORDINATION OF MEDIA RELEASES

All media releases, public announcements or public disclosures (including but not limited to promotional or marketing material) by Seller or Purchaser which identify the other Party in the context of this Agreement shall be coordinated with and approved in writing by the other Party prior to the release thereof. This Section shall not affect or prohibit any disclosure which either Party believes, in good faith, to be required by law or regulation.

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20.	GENERAL

20.1	***

20.2	Binding Effect. This Agreement shall be binding on and inure to the benefit of the Parties and their respective successors and assigns, but no Party shall have the power to assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, which consent shall be unconditional and shall not be unreasonably withheld or delayed.

20.3	Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provisions in any other jurisdiction. If a portion of this Agreement is deemed ineffective and the remainder of this Agreement is capable of substantial performance without working a substantial injustice upon one Party, it is the Parties’ intent that the remainder of this Agreement be enforced.

20.4	Waiver. No delay or omission by either Party to exercise any right or power shall impair any such right or power or be construed to be a waiver thereof. A waiver by any Party of any of the covenants, conditions or contracts to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or contract herein contained. No change, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party’ against which such change, waiver, or discharge is sought to be enforced.

20.5	Cumulative Remedies. The rights and remedies provided, in this Agreement or otherwise under applicable laws shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy, except as expressly provided otherwise in this Agreement.

20.6	Number and Gender. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this Agreement.

20.7	No Third Party Benefit. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give any rights, benefits or

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obligations to any person, firm, or corporation, other than: (a) the Parties hereto and their respective successors and assigns; and (b) any Approved Purchasers who have submitted a purchase order to Seller and have agreed to be bound by the terms of this Agreement as provided herein. Any remedy or claim by reason of this Agreement or any term, covenant or condition hereof, shall be for the sole and exclusive benefit of the Parties hereto.

20.8	Relationships of the Parties. It is expressly understood that Seller and Purchaser intend by this Agreement to establish the relationship of independent contractors, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership between them or their respective successors in interest. Neither Seller nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, nor act or purport to act as the agent or the legally empowered representative of the other Party hereto for any purpose whatsoever.

20.9	Applicable Law. This Agreement shall be interpreted; construed and governed by the laws, other than choice of law rules, of the State of Georgia.

20.10	Entire Agreement. This Agreement, including ail exhibits hereto, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, supersedes all prior agreements, negotiations, proposals, responses to proposals and quotations, including, without limitation, Seller’s proposal response dated November 29, 1996, and all supplementary proposals and responses, and can be modified, amended, supplemented or changed only by an agreement in writing which makes specific reference to this Agreement and which is signed by both Purchaser and Seller.

20.11	Survival of Provisions. The obligations of both the Seller and the Purchaser under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement shall survive termination, cancellation or expiration of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above.

PURCHASER: GULF POWER COMPANY, INC.		SELLER: SCIENTIFIC-ATLANTA, INC.

By:	/s/ John E. Hodges Jr	By:	/s/ Conrad Wesbaerg
Name:	John E. Hodges Jr	Name:	Conrad Wesbaerg
Title:	VP	Title:	Sr V.P.

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LIST OF EXHIBITS

Exhibit	Description
A	ADVANCED ENERGY MANAGEMENT

B	PRODUCT AND SERVICES DESCRIPTION

C	DELIVERY SCHEDULE

D	PRICES AND PAYMENT SCHEDULE

E	WARRANTY REPAIR/REPLACEMENT PROCEDURE

F	PURCHASER’S PRE-INSTALLATION OBLIGATIONS

G	FORM OF SOFTWARE LICENSE

H	AGREEMENT TO BE BOUND AS AN “APPROVED PURCHASER”

I	ADKNOWLEDGMENT OF CONFIDENTIALITY OBLIGATIONS

J	***

K	INTERACTIVE VIDEO DATA SERVICES

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EXHIBIT A

Advanced Energy Management (AEM): System Description

A key element of the AEM system is the variable spot pricing concept, which varies the price of electric energy during the day and seasons in relation to the cost of producing energy (e.g., Gulf Power’s RSVP Rate). Although the equipment may provide the capability for direct load control or other functionality, primary emphasis is placed on the AEM system’s ability to automatically respond to price signals as the means for effecting load shape changes. Thus, there must be a high degree of integration between the pricing and control components of the AEM system.

The AEM system will connect the utility and the customer through communications links to the customer’s home. As a result, the customer’s system is able to communicate with the utility and, as price levels change, the customer’s pre-programmed instructions regarding their desired comfort levels will adjust electricity use for heating, cooling, water heating and another selected appliance automatically. Therefore, the customer’s control of the electric bill is accomplished by allowing him to choose different comfort levels at different price levels in accordance with his individual lifestyles.

The AEM systems shall be customer-programmable and shall have the ability to automatically respond to a fixed schedule of seasonally differentiated time of use prices and also receive and respond to critical price signals communicated to participating households on a real-time basis.

A basic AEM system would allow the customer to control more precisely the amount of electricity purchased for heating, cooling, water heating, and another selected load through customer-programmed automated responses by their HVAC systems, water heaters, and all other major electricity consuming device or appliance. These systems, devices, ;and appliances are programmed by the customer to automatically respond to changes in electricity prices and to changes in day-type, time-of-day, and season.

The various components of the AEM system installed in the customer’s home, as well as the components installed at Gulf Power and, in between, provide communication capability between the customer and the utility. The combination of the AEM system and Gulf’s innovative variable rate concept, will provide consumers with the opportunity to modify their usage of electricity in order to purchase energy at prices that are somewhat lower to significantly lower than standard rates, most of the time. Further, the communication capabilities of the AEM system will allow Gulf Power to send a critical price signal to the customer’s premises during extreme peak load conditions. The result is a demand reduction attributable to pre-determined thermostat and relay settings, chosen by the participating customer, which are automatically activated upon receipt of the critical price signal.

A - 1

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A basic AEM system will also enable Gulf Power Company to automate certain manual functions (e.g., meter reading, outage notification, load research, and tamper detection) thus improving operational efficiencies and further increasing customer satisfaction.

The basis AEM system will be available and marketed to all residential customers within Gulf Power’s service area. This program will provide participating customers with the information needed to program their AEM systems to respond to pricing signals embodied in Gulf’s RSVP rate and those generated by the utility during peak load conditions on a near real-time basis. Gulf’s full scale implementation of this program will begin as soon as possible.

An upgraded version of the basis AEM system described above will be offered to customers as an added-cost option. This upgraded version will require a more elaborate user interface and controller within the residence and will offer customers added functionality. These value-added features include:

multiple HVAC zone programmable control

capability to display:

electricity consumption by tier and total since last bill

the electricity cost to date since last bill

estimated electric bill for current month

electric bill comparison (current month vs. same month last

year)

electric bill comparison (RSVP vs. RS)

messaging of various kinds

capability to support an optional home security system and other home automation products and services

Gulf Power intends to offer its residential customers choices of home automation, home security and home energy management options. These options will be offered as they become marketable and cost-beneficial to Gulf Power, its stockholders and its customers.

A - 2

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EXHIBIT B

PRODUCT AND SERVICES DESCRIPTION

The Gulf Power Company Advanced Energy Management (AEM) Program will be implemented using the Scientific-Atlanta MainGateTM system. This exhibit describes the five distinct components that form the Gulf Power Company AEM Program.

•	MainGate Utility Host consisting of a Network Controller, Shared Database Server and Applications Server;

•	MainGate VHF Paging/Telephony Media Access Controller for Wide-Area Network (WAN) communications;

•	MainGate Gateway and Home Local Area Network Interface;

•	MainGate In-Home Interface and Load Control Relays;

•	MainGate Project Management and Implementation.

The principal components of the AEM System are illustrated below.

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B.1. UTILITY HOST

The Utility Host, also called the Head-End, portion of the MainGate system consists of all hardware, software applications, and Head-End processes located at Gulf Power Company’s premise. The Head-End processes encompass all the functionality necessary to perform utility applications and to provide a database for Gulf Power Company’s existing, and future, systems (such as Billing and Customer Information). The individual components that make up the Utility Host are the Network Controller, Shared Database Server, and Application Processors (Optional RAID, Redundant Array of Inexpensive Disks, backup is available). The Media Access Controller (MAC), which can be local or remote to the Head-End is discussed in Section B.2. These devices are linked together over an Ethernet TCP/IP LAN based on a client/server architecture. The specified equipment for the Utility Host architecture will be capable of serving a customer base of up to *** and is scaleable to a larger customer base with additional hardware and software. Full application programming interface (API) draft specifications to the Utility Host System applications will be supplied as soon as available with the final implementation versions due no later than the final Head-End system delivery date. Below is a representation of this architecture:

Advanced Energy Management Application

Architecture

B.1.1 Network Controller

The Network Controller is the resident database that routes information to and from the Gateway. Based around a Microsoft SQL ServerTM database engine running on Microsoft Windows NTTM and an Intel Pentium, the Network Controller facilitates integration of multiple WAN media such as paging/telephony, broadband, LLEO and radio frequency (RF). An Ethernet link using a TCP/IP protocol connects the Network Controller to the application servers.

B.1.2. Shared Database Server

The MainGate system will include a Shared Database Server so that applications will be capable of sharing information with each other and with other systems. This server will be based on the Microsoft SQL Server database engine which will run on the

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Microsoft Windows NT operating system. The database will serve multiple applications, and will be designed to share data such as customer name, address, telephone number and program settings, The shared database server will be the central storage location and the Gulf Power Company’s system interface for utility application processes. As Gulf Power Company’s system interface, this server is the repository for transferring information to and from existing Gulf Power Company systems such as customer information or billing. Scientific-Atlanta will provide draft versions of the table. schema for all applications as soon as available with the final version due no later than the final Head-End system delivery date.

B.1.3 Most Application Server

The Host Application Server is responsible for running the MainGate utility applications. These applications will be implemented in the Microsoft Windows NT™ environment and will be based on an Intel Pentium™ class client/server architecture. Each application can have local as well as shared database capabilities, Shared databases will be implemented on the Shared Database Server.

B.1.4 .Application Software

The MainGate Host system will be based on an open application architecture that will allow Gulf Power Company to reuse and develop enhanced program offerings. API specifications will be provided so that Gulf Power Company or any third party developers can implement additional applications. Scientific-Atlanta will provide applications to support Gulf Power Company’s AEM initiatives and full documentation of the software APIs and methodology. These applications include.

•	Automatic Meter Reading (AMR)

•	Time of Use (TOU) & Critical tier Pricing (CTP) for Customer-Controlled Load Management (CCLM)

•	Tamper Detection (Optional)

•	Outage Notification (Optional)

•	Remote Service Reconnect/Disconnect (SRD) (Optional)

•	Surge Suppression Monitoring (Optional);

The following is a description of application software provided by Scientific-Atlanta:

B.1.4.1 Automatic Meter Reading

For meter reading purposes, Scientific-Atlanta’s MainGate system will support CEBus powerline carrier (PLC) meters and/or dial encoders with a hardwired interface. Scientific-Atlanta will provide the application software to support both of these options. The system will be capable of storing meter readings for multiple-tier levels to support TOU and CTP. The application/database will be capable of:

•	Reading a single meter on demand from Gulf Power Company;

•	Reading a group of meters on demand from Gulf Power Company;

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•	Scheduled meter readings;

•	Storing meter data for a large population of meters, in an ANSI Table format as scecified by Gulf power Companv;

•	Storing load profile data in MV90-compatible, format (with CEBu,s meters):

•	Providing networking support for data transfer to authorized users, both inside and outside the utility, to facilitate billing and other CIS functions;

•	Storing Last Reading, Current Reading, and their difference for up to 12 tiers; and

•	Storing the ‘set’ (off meter) reading to reference actual dial settings.

B.1.4.2 Customer-Controlled Load Management (CCLM)

Scientific-Atlanta will supply software that supports two-way CCLM, TOU and CTP applications. End-use devices, defined as two-way load control relays (LCRs) and/or home user interface (SuperStat and/or other such devices), will be located at the customer site and will respond to commands generated by the two-way load management and CTP applications. The application software will enable:

•	two-way communication of the configuration between the in-home devices and the Head-End;

•	CTP by automatically transmitting critical pricing signals through the Gateway to the SuperStat;

•	TOU pricing based on clocks and calendars that incorporate weekends and holidays;

•	provisioning TOU devices (HVAC, LCRs, etc.) for price tiers;

•	time and date synchronization of the Gateway via periodic real-time WAN communication;

•	the CTP application to allow utility controlled water heater override during critical price tier.

•	the accounting for the number of hours in the critical tier for each customer and the disallowance of critical tier implementation above a designated number of critical tier hours;

•	a minimum of *** (variable) warning before critical tier initiation;

•	the disallowance of critical tier implementation if the minimum *** (variable) warning is not received at the Gateway; and

•	• the uploading of the number of times a critical tier was implemented since last communication.

B1.4.3 Outage Notification (optional)

The Gateway paging/telephony WAN card allows for power outage monitoring. When voltage drops below a pre-defined level, the Gateway will report the drop using the WAN return path, similar to Scientific-Atlanta’s LOCATE device. The Media Access

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Controller (MAC) will flag outages when the Gateway reports to the Head-End. This failure may be caused by power or equipment failures. Upon an outage or upon a restoration, a message will be sent to the network diagnostics platform. The network diagnostics platform displays the message and logs the transaction.

B.1.4.4 Tamper Detection (Optional)

Tampering with the meter or the Gateway can be sensed by a removal or disconnection of the electric meter or Gateway. This will set a flag in the Gateway memory that the event occurred and send the message to the network diagnostics platform for display and logging. The network diagnostics application will also be responsible for notifying Gulf Power Company that a breach has occurred and it will store the date/time of the event.

B.1.4.5 Remote Service Reconnect i Disconnect (SRD) (Optional)

The Scientific-Atlanta SRO whole-house disconnect device can be incorporates into the Gateway as an option. A *** amp load relay with a hardwired link to the Gateway will facilitate power reconnect/disconnect. Upon receiving a signal from the SRD application, a contactor will reconnect or disconnect power to the customer. A confirmation message that the operation was successful will be returned to the Head-End. IIf the meter is equipped with an AMR module, the meter will be read after power has been disconnected and the reading reported to the AMR application. At power restoration, the meter will be read before the contactor allows power to flow to the customer.

B,1.4.6 Surge Suppression Monitoring (Optional)

Scientific-Atlanta will offer an optional Gateway surge suppressing Metal Oxide Varistor (MOV) device with failure sensory circuits. This surge suppression can provide whole-house transient resistance for electric motors. The Gateway will notify the Head-End network diagnostics program if the surge suppression has been expended so that the Gateway surge suppressor can be repaired.

8.1.4.7 Network Diagnostics Program

Several network and application alarms will be provided as part of the MainGate system. These alarms will be controlled by one central program that displays and logs activity. The types of alarms that will be provided are, for example:

•	Network Errors an the WAN and the Home LAN;

•	Application Errors;

•	Outage Notification (Optional);

•	Tamper Detection (Optional);

•	Remote Service Reconnect / Disconnect (Optional): and

•	Surge Suppression Monitoring (Optional).

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B.1.5 System Integration

Scientific-Atlanta’s role will be to support the installation and implementation of Gulf Power Company’s MainGate system. Scientific-Atlanta will work with Gulf Power Company for 40 man-working days on -site to insure the proper operation of the MainGate system. Gulf Power Company, or a third-party, will install the Customer Premise Equipment (CPE). Additional on-site service by Scientific-Atlanta will be quoted as requested. Gulf Power Company, or a third-party system integrator, will be responsible for developing the software interfaces to their customer information, billing and other systems.

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B.2 MEDIA ACCESS CONTROLLER

The Media Access Controller (MAC) will provide the main communication link between the Utility Host and the Customer Premise Equipment (CPE). The MAC is implemented on Microsoft Windows NT running on an Intel Pentium-class workstation. For Gulf Power Company, the main communication media will be outbound VHF paging through a paging service provider and an inbound, twenty-four (24) channel, telephony link through a T1 circuit from the telephone services provider.

The Pagina/Telephony (PT) MAC is connected directly to the Network Controller via TCP/IP on:

•	10Base-T Ethernet;
•	100Base-T Ethernet;
•	Point-to-Point Protocol (PPP) over dial-up telephone;
•	PPP over ISDN, or
•	PPP over T1.

The PT MAC connects to the paging service provider via modern over a dedicated leased or dial-up telephone line. The paging protocol is SA-206 using global, group and individual address methodology in a variable length message. The SA-206 protocol will also support other customer services such as direct load control, local/wide spread storm warning notification, etc.

Messages returned from the CPE will be via telephony link using a Scientific-Atlanta UNM type communications protocol. A T1 circuit will provide twenty-four (24) inbound channels from the telephone service provider. The FT MAC can handle all 2-A. channels contiguously.

Additional MACS can be used locally and remotely to provide additional paging and/or telephone throughput or to communicate through other media such as broadband, LLEO, and two-way radio frequency (RF).

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B.3 GATEWAY AND LOCAL AREA NETWORK INTERFACE

The MainGate Gateway consists of one WAN and up to three LAN cards (along with their associated firmware) contained in a secure, weather-proof enclosure designed for mounting between the electrical meter and the meter base. Power to the Gateway is supplied by the line side of the meter base. Communications from the Head-End is via paging signals to an antenna built into the Gateway. Communications from the Gateway to the Head-End is done via the customer’s telephone line (normally during low-use, night-time hours). Communications between the Gateway and the SuperStat is via two-way RE transport using CEBus protocol. Communication between the Gateway and the load control relays is via CEBus PLC. The Gulf Power Company meter interface is a CEBus PLC or a sophisticated dial encoding device. The Gateway will meet or exceed the IEEE C3790a-1974 specification on transient protection at the power supply and modem interfaces.

Gateway WAN options will also include, among others, broadband, low earth orbit (LLECO), and RS-232 two-way RF (as defined in Exhibit K).

The various functions of the MainGate Gateway will be listed and defined individually.

B.3.1 Gateway WAN Communications

B.3.1.1 Commands Received by the Gateway VHF Paging Interface

Commands received by the VHF paging interface are;

1) Global responses

2) Group responses

3) Individual responses

All Include:

a) Initiate CTP tier 1

b) Initiate CTP tier 2

c) Initiate CTP tier 3

d) Call home immediately

e) Call home random

f) Cancel CTP

g) Initiate Direct Load Control @ 100%

1) Cancel All Pending Calls

The VHF paging interface will deliver control commands to the hardwire application using the standard Gateway bus protocol. The hardwired interface will then interpret the commands and execute the proper controls. The VHF paging interface wili follow all rules for outdoor equipment and will have sensitivity at least equal to 20 uVm,

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B.3.1.2 Commands Transmitted by the Gateway Telephony Interface

The telephony interface will provide telephony WAN services to the Gateway. A Scientific-Atlanta UNM-type communications protocol, with 16-bit CRC error detection, will be used. This-protocol will provide the main communications between the Head- End and the Gateway.

The following commands will be supported by the telephony interface, and will be communicated to the hardwired interface via the standard bus protocol:

•	AMR reading of 12 accumulators;

•	Clearing of intermediate accumulators (after data is verified

•	Set Clock;

•	Set Calendar,

•	Download TOU schedules (Time / Day / Accumulator #) to the Gateway;

•	Download meter reading (call in) time to application; and

•	Perform all CEBus functions via the powerline carrier (PLC) and RF interfaces.

The telephony interface must have a serial number for unique identification of the Gateway. It is required that the telephony and paging interfaces share the same ID (serial) number. This will readily identify the device in both media.

The telephony interface will be an outgoing call only device in that it will not detect ringing voltage nor will it answer the phone. When a call is queued, the telephony Interface will check for off-hook via a voltage measurement. When the line is determined to be available, the device will place the call using dial tone detection or pulse dialing. In home off-hook detection (line in-use) will be required. If the customer picks-up the telephone during data transmission, the customer will hear a data tone and the data session will end. The customer must then hang-up and pick-up the telephone again to get a dial tone. A dynamic circuit to detect the difference between single and double termination.

The telephony interface will be parallel and will not be polarity sensitive. Hardwired telephony inputs telephony will be in the form of screw terminations. It is understood that the transient suppression circuitry operates in a hostile environment and very high transients may be generated in a fault condition. Transient suppression will be incorporated into the telephony WAN card in such a way as to isolate the power system from the telephony system, will meet or exceed the IEEE 03790-1989 standard for transient protection and will adhere to FCC Part 68 regulations.

8.3.2 Meter Dial Encoder interface

The meter dial encoder interface will read pulses from standard watt hour meters (or VAR meters), and will store the pulses in a set of accumulators. There will be 12 accumulators available, and each will be responsive to TOU and/or critical tier price signaling. Each accumulator will be a constant type in that it will never be reset but will be allowed to roll over in normal operation. The following are specifications for the dial encoder interface:

•	Accumulator value will be 16 bits.

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•	Compatible with hard contacts or optical interface.
•	Accumulators will be held in non-volatile memory, protected so as to preserve data integrity even during power loss.
•	Accumulators are responsive to a schedule table which is downloaded to the Gateway.

The dial encoder interface will provide a full function time and date calendar. The calendar can allow weekends and holidays to be processed differently or excluded from TOU control altogether. It will also allow weekends and holidays to be moved to a weekend or holiday schedule while allowing CTP to commence at.any time. CTP can be initiated by the Head-End at any time, and will direct the pulses to CTP accumulators (included in the 12 total accumulators). The purpose of the calendar function is to allow at least six TOU rates to be downloaded into the calendar along with pointers to accumulators. The calendar will also allow rates to be switched automatically among four schedules at predetermined times and dates. For example, Summer and Winter TOU prices could be different and the schedules could change at pre-determined times and dates. The following information applies to the way accumulators in the dial encoder interface work:

•	Schedule tables direct the accumulators in the Gateway;

•	A single accumulator can respond to more than one time;

•	An accumulator is the equivalent of a price;

•	Time is kept in 24 hour increments;

•	A maximum of 24 holidays can be programmed; and

•	Days are recorded in such a way that permit weekends and holidays to be distinguished from work days. The weekend exemptions can be waived making weekends just another schedule.

An illustration of the time/date function is shown for the purpose of clarity.

Schedule	TIme	1	2	3	4	5	6	7	8	9	10	11	12
A	0800-1200		X
A	1200-1500			X
A	1500-1800		X
B	1000-1400							X
B	1400-1600								X
B	1600-1800							X
C	0800-1100		X
C	1100-1300			X
C	1300-1500				X
C	1500-1800			X
C	1800-2000		X
D	0000-0700					X
D	0700-2000						X
D	2000-2400					X

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Schedule	Active
A	DAYS 001-224
B	WEEKENDS
C	DAYS 225-365
D	HOLIDAYS
WEEKENDS	003
004
HOLIDAYS	101
123
227
228
300
301
302
307

This, or a similar arrangement, will allow Gulf Power Company to use TOU rates and allow seasonal changes without the need for real-time communications.

CTP will coordinate with the Head-End CCLM application to direct the accumulator pointers to unused accumulators so that CTP will override any current or pending schedule. Changes in schedule will not override or cancel the CTP signaling. CTP signals will include the start time and the end time. A cancel command will be available so that CTP can be canceled. If CTP is canceled, the regular TOU schedule will apply.

Open time periods (that is, not specified periods in the schedule) will result in data being directed to a default accumulator. In the above example accumulator #1 was left vacant for that purpose. A default accumulator will be defined so that there is never any ambiguity about where data are to be stored. The following information defines accumulator parameters:

***.

CTP is a critical feature that is of high value to the utility. A record will be kept of CTP activity and communicated when a scheduled (or unscheduled) meter read takes place. There will be sufficient memory to store *** occurrences of CTP per ***. ***.

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CCLM (Customer Controlled Load Management) is a function that Gulf Power Company desires to use at the customer site. This requires the addition of a two-way SuperStat and provides for the addition of multiple load control devices. In an CTP event, the Gateway will send signals to the thermostat and load control modules for the purpose of reducing the power consumption and thus the cost to the customer. if communication to the thermostat is not available, CTP may be disallowed. A table of necessary communications will be provided to a local application to determine if CTP is to be invoked or aborted.

A table will be provided with the following functions:

CTP Table

Device Number	Communications Required to the SuperStat?
AAAAAAAAAA	Yes
BBBBBBBBBBB	Yes
CCCCCCCCCCC	No
DDDDDDDDDD	No

For TOU, a table will also be provided. This table may allow TOU to occur regardless of the availability of communications.

TOU Table

Device Number	Communications Required to the SuperStat?
AAAAAAAAAA	Yes
BBBBBBBBBBB	No
CCCCCCCCCCC	No
DDDDDDDDDD	No

If CTP is exempted for lack of communications, the event will be recorded as a failed CTP event with a code for the reason for failure and the specific device number (or numbers) that failed.

If the TOU option requires communications, a similar log will be kept for TOU failures.

The application will make several attempts to communicate the CTP or TOU event to the load devices and the SuperStat. These attempts will be in concert with the CEBus methodology and may be invoked more than one time. What is meant is that the CEBus transport will automatically make N attempts to communicate but if communications fail, the application may restart the process M times,

In the event that either TOU or CTP is exempted due to failed communications, the Gateway will control any available devices as if TOU was in effect, and will maintain the error log.

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B.3.3 The TOU / CTP Application

The following is an overall summary of the TOU/CTP application operation:

•	Clock and Calendar functions will be non-volatile and operable in a power outage condition;

•	Time will be broadcast upon restoration of power following an outage and on a periodic basis,

•	12 accumulators will be provided, each corresponding to a price/time;

•	Time, day, and Weekend or Holiday exemptions will drive the accumulator pointers;

•	Time is in 24 hour quantities to eliminate AM / PM issues;

•	Daylight savings time is handled by schedule changes (A to B to A);

•	Weekends are identified for differentiation;

•	Holidays are listed for differentiation (Up to 24);

•	CTP will override TOU in one hour increments;

•	CTP is cancelable;

•	CTP can be exempted by device failures;

•	Communications tables define CTP exemptions;

•	Error logs are maintained for exemptions;

•	Clock and calendar are synchronized during all telephony communications;

•	Accumulators are non resetable;

•	Reference accumulators (for local reads) are reset to zero after a successful billing read;

•	Next read date is set for the telephony to call in at a predetermined time;

•	The Gateway will control devices per CTP or TOU;

•	The Gateway will transmit load control data on a periodic basis;

•	Ability to read and write programs in the SuperStat.

The TOU/CTP application will be capable of checking for the errors defined in the preceding tables and will queue error report calls. The calls can be scheduled to be immediate (random over an N minute period) or they can be delayed to the next available call window, or they may be logged until the next meter read. The data will be presented to the host application at communication and will not be cleared as a result of the communication. The error log will be at least *** entries deep and will recirculate showing the last *** errors in the buffer regardless of the interval in which they occurred.

The TOU/CTP application will interact closely with the SuperStat in the execution of TOU. The referenced time-of-use does not refer to different billing prices lout to time of customer preference only.

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B.3.4 The Meter Reading Application

As previously discussed, the Gateway will check for communication with the SuperStat and make decisions as to whether to implement CTP or TOU per schedules, or per command. All schedule information is to be downloaded to the Gateway by telephony during the initialization session. The clock and calendar will be refreshed (synchronized) during subsequent communication sessions, such as scheduled meter reads.

Meter reads will be made at intervals determined by Gulf Power Company. For example, Gulf Power Company may wish a population of meters to be read on certain days. The Head-End will download to the Gateway the time and date of the next meter read. At that time, the Gateway will begin a process to make a call to the Head-End for the purpose of data transfer. The line will be monitored for “in-use” condition. If the line is in use, the call will be delayed until it is clear. If the line is available, the call will be placed immediately and communications will commence. The application will make a request to the telephony WAN interface for a session and the telephony WAN will deal with the request until such time as the communication is established. The Gateway will continue to request a session until such time as the condition is satisfied by a successful communication to the Head-End. The telephony WAN application may have some rules that limit the number or tries or the time period when communications are allowed.

When telephone communications are established, the accumulator data will be sent to the Head-End and the Head-End will acknowledge receipt of the data and send the following data to the Gateway: set the clock, calendar, and the call back time. The new meter read data will be stored in non-volatile memory.

A local PC, as an option, can have access to the Gateway via PLC communications and will have software for the purpose of reading the meter. A method of supplying meaningful data would be for the application to store accumulators with kWh since last “Billing Read”. This set of accumulators is for reference only and is reset by the Head-End after it performs a “Billing Read”.

When a successful “Billing Read” is accomplished, the resetable accumulators will be reset signifying the beginning of a new billing period. Intermediate meter reads for reference may be made at any time and do not affect the working accumulators or other fields. During any accumulator read, the clock, calendar, TOU schedules, or other parameters may be redefined or set by the Head-End.

The local PC will have access to data on a read only basis. It may inquire about any piece of data but may not reset or reconfigure any parameters. All accumulators are available as are the schedules and read dates. Very specific commands will be issued by the PC to acquire data via PLC. Care must be taken to limit access to read only so that data security is preserved. Similarly, data security must be provided on the telephony interface so that hackers cannot gain access to the data or schedules. Please note that the working accumulators are not resetable under any type of software control.

It is important to note that this interface is being designed specifically for the purpose of providing TOU in low bandwidth networks. As a result, the clock will normally be set

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during meter reads and will be fully backed up and operational during power outage conditions. A period of three days is supplied for standby operation. Other services in the Gateway LAN will not be operational under this power outage condition.

B.3.5 RF and PLC Applications

The LAN capabilities include a Hardwire interface for AMR, two-way CEBus PLC communications to appliances/load control relays and two-way CEBus protocol through a RF transport to the SuperStat. The Hardwired AMR is to collect data and to maintain schedules for a variety of events. The PLC is provided to allow communications to devices for the purpose of Customer Controlled Load Management either from the Gateway or the SuperStat. It is necessary for the telephony or other WAN to have access to the SuperStat programs under centralized control. This will allow the reading and writing of the program by the Head-End application.

The SuperStat and Gateway support the full range of CEBus communications. All messages will be sent via RF transport. Unsolicited data may be present in the form of alarms and will be accommodated. The Gateway must recognize critical data such as alarms. This will require an alarm list or other means to identify the message as one that needs to be immediately forwarded over the telephony interface.

B.3.6 Outage Monitoring Application

The Outage Monitoring Application will be an option. The following terms and definitions will apply:

•	Outage is defined as a power loss greater than XX seconds;

•	Power restore is defined as power restoration of greater than XX seconds;

•	Momentary outage detection is not part of this offering;

•	Power Quality Measurement is not part of this offering;

•	Status will be communicated via ANI (automatic number identifier) in the same fashion as the Scientific-Atlanta Locate device;

•	Dial tone detection is required with a *** second time out;

•	Off hook detection is required for call delay purposes;

•	ACK (acknowledge) tone detection is required to acknowledge completed call;

•	The Gateway telephony WAN card will make up to Q random attempts to reach the Head-End;

•	Standby power of at least *** minutes will be provided.

B.3.7 Gateway Surge Suppression

The surge suppression function suppresses transients in both the ‘differential’ and ‘common’ modes. Typical clamping voltages will be approximately 600 volts at several hundred amperes. After a finite number of transients, the suppressors will reduce their blocking voltage until at some point the devices will support follow-on current from the normal circuit voltage. When this happens, the devices will thermally fail. A fuse will be provided so that a failed suppressor will cause the fuse to open before going into a total self destruct mode. (Total self destruct is defined as burning the leads off to create an open condition.) The optics will detect the open fuse link and cause a call to the Head-End requesting service.

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B.4 IN-HOME INTERFACE AND LOAD CONTROL RELAYS

The SuperStatTM system will be the base offering for a customer interface device and in-home controller. SuperStat is a multi-function programmable thermostat that combines the capabilities of a high grade programmable thermostat with a TOU/CTP scheme. Two versions of the SuperStat are available, one for controlling conventional (gas/electric/oil) HVAC systems and the other for controlling heat pumps. Communications between the SuperStat and the Gateway will use CEBus protocol with a two-way RF transport.

B.4.1 Summary of SuperStat Functionality

B.4.1.1 SuperStat Display

1.	Red LED flush on front of unit.

2.	Indication of device being programmed (i.e. HVAC, water heater, other appliance).

3.	Day of week.

4.	Time with large AM and PM.

5.	Time periods labeled “Morning”, “Day”, “Evening”, “Night”.

6.	Temperature (actual) and setpoint in degrees Fahrenheit.

7.	Plus (+) and minus (-) signs for temperature offset setting.

8.	Indication of “hold” for HVAC setpoint hold, water heater (on/off) hold, and appliance on/off hold.

9.	Display of price tiers “Low”, “Medium”, “High”, “Critical”.

10.	Vertical bar graph to provide visual indication of relative cost of energy in each tier.

11.	Display of “on”, “off”, and “enabled” for water heater and appliance time programming and price response programming.

12.	“Heat/Cool” mode indicator.

13.	“Fan on/Auto” indicator.

14.	“AUX” display for auxiliary heat in heat pump applications.

15.	Warmer/Cooler adjustment available without opening door.

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e.	Override operation during a critical tier will be no different than during any other tier (i.e., a customer will have full temporary and permanent override capability after the onset of a critical price tier).

8.	SuperStat will use heat pump intelligent recovery in order to minimize the use of auxiliary heat.

9.	The user will not be able to change date, day, or time on the SuperStat.. This information will be kept in the Gateway and updated periodically from the Head-End.

10.	SuperStat will display total HVAC runtime since last cleared and HVAC runtime by price tier since last cleared.

11.	SuperStat will have battery backup that will retain all programming information in the event of power loss. Maintenance of this battery is the responsibility of the end-use customer.

12.	SuperStat will delay *** minutes before restarting a compressor after shutting it off or after a power outage.

13.	SuperStat will have a default set of programmed values permanently stored in memory.

On a change in state resulting from either a price tier change or a time period change, SuperStat will signal, via the Gateway, the water heater and appliance load control relays to turn on or off based on the customer’s programmed instructions. SuperStat will also command the HVAC on or off, via existing thermostat wiring, to change measured temperature according to the customer’s programmed instructions. All programs and settings can be entered either by the customer at the SuperStat touchpad or by remote commands from Gulf Power Company’s System Manager through the Gateway.

Price tiers, the correct time, and day of the week will be communicated to the SuperStat from the Gateway.

In the event communications with the Gateway are lost and SuperStat loses its settings, SuperStat will revert to internally stored default settings and will prompt the customer to call for service by displaying Gulf Power Company’s Customer Service Center telephone number.

At all times during which the SuperStat is not being programmed from the touchpad, it will display the current price tier in effect, price bar graph, day, time, program period, temperature, system mode (heat/cool), fan mode (on/auto), and any “holds” currently in effect.

Upon command from the Gateway, the SuperStat will warn the customer of an impending Critical price tier by flashing the display and the red LED until the critical tier takes effect. When the Critical tier becomes effective, the display and red LED will be on without flashing until the Critical tier has ended. When the Critical tier ends the red LED will turn off.

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B.4.2 Summary of Load Control Relay (LCR) Functionality

1.	The LCRs shall be 30 amp 120/240Vac with indoor/outdoor case.

2.	The LCRs shall be normally closed (fail closed).

3.	The LCRs shall provide verification of communication (acknowledgement) to the unit sending a signal to the LCR (the Gateway).

4.	the LCRs shall be CEBus PLC capable for communicating with the Gateway.

5.	LCRs shall be individually and group addressable.

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B.5 PROJECT MANAGEMENT AND IMPLEMENTATION

In addition to hardware and software, Scientific-Atlanta will be responsible for project management with Gulf Power Company, Head-End system implementation (installation, testing and training), and CPE installation training. Listed below is a description of the services Scientific-Atlanta will provide 40 on-site man-workdays to cover the following:

1.	Project management and implementation including Customer Premise Equipment (CPE) installation training.

2.	Hardware, software, startup and training services:

a.	Network Controller

b.	Paging/Telephony Media Access Controller

c.	Paging/Telephony communications interface

d.	Host applications:

i)	Automatic Meter Reading

ii)	Customer Controlled Load Control:

(A)	Time of Use

(B)	Critical Tier Pricing

iii)	Network Diagnostics:

(A)	Outage Notification

(B)	Tamper Detection

(C)	Application Error

iv)	Surge Suppression Monitoring

All work shall be done in a good and workman-like manner. Any subcontractors shall comply with the National Electric Code and all other laws and regulations applicable to the work to be performed.

Microsoft® Windows NT and Microsoft® SQL Server are registered trademarks of Microsoft Corporation.

Pentium® is a registered trademark of Intel Corporation.

SuperStat™ is a registered trademark of Scientific-Atlanta, Inc.

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EXHIBIT C

DELIVERY SCHEDULE AND FORECASTS

C.1 DELIVERY SCHEDULE*

No later than March 1, 1997	• Deliver and Install Beta Network Controller
• Deliver and Install Beta Shared Database Server
• Deliver and Install Beta P/T MAC
• Deliver and Install Beta Application Software:
• AMR
• 2-way Load Management, TOU/CTP
• Outage Notification
• Tamper Detection
• Application Error
• Surge Suppression Monitoring
• Deliver *** Beta Gateways with:
• P/T WAN card
• Hardwire card
• CEBus PLC/RF LAN card
• Deliver *** Dial Encoders
• Deliver *** Beta SuperStat™ controllers (Use Interfaces)
• Deliver *** Load Control Relays
• Project Implementation

May 1, 1997	• Deliver and Install Final Network Controller S/W
• Deliver and Install Final Shared Database Server S/W
• Deliver and Install Final P/T MAC S/W
• Deliver and Install Final Application Software:
• AMR
• 2-way Load Management, TOU/CTP
• Outage Notification
• Tamper Detection
• Application Error
• Surge Suppression Monitoring
• Deliver *** Gateways with:
• P/T WAN card
• Hardwire card
• CEBus PLC/RF LAN card
• Deliver *** User Interfaces
• Deliver *** Load Control Relays
• Project Implementation

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Monthly:	• Deliver *** Gateways with:
June 1, 1997	• P/T WAN card
through	• Hardwire card
November 1, 2003	• CEBus PLC LAN card
• Deliver *** User Interfaces
• Deliver *** Load Control Relays

December 1, 2003	• Deliver *** Gateways with:
• P/T WAN card
• Hardwire card
• CEBus PLC LAN card
• Deliver *** User Interfaces
• Deliver *** Load Control Relays

*	Delivery Schedule dates assume order received by August 31, 1998.

Note:	As new technologies are developed over the life of the contract, Scientific-Atlanta guarantees backward compatibility to previously delivered products. However, these previously delivered products will not be upgraded to the new technology at Scientific-Atlanta’s expense. Substitutions agreed to by both parties may be made without reducing the cumulative purchased quantity of that CPE type. Other Scientific-Atlanta and Gulf approved in-home user interfaces may be substituted for the SuperStat as agreed by both parties.

C.2 FORECASTS

Not later than the fifteenth (15th) day of each month, beginning February, 1997, Gulf Power Company shall submit to Scientific-Atlanta a rolling, non-binding six-month forecast (“Forecast”) commencing the month after such forecast is submitted with respect to the levels of “Product” Gulf Power Company expects to buy over such period. Gulf Power Company shall ensure that any forecast submitted hereunder is complete, accurate and not misleading.

C-2

Monthly:	• Deliver *** Gateways with:
June 1, 1997	• P/T WAN card
through	• Hardwire card
November 1, 2003	• CEBus PLC LAN card
• Deliver *** User Interfaces
• Deliver *** Load Control Relays

December 1, 2003	• Deliver *** Gateways with:
• P/T WAN card
• Hardwire card
• CEBus PLC LAN card
• Deliver *** User Interfaces
• Deliver *** Load Control Relays

*	Delivery Schedule dates assume order received by August 31, 1998.

Note:	As new technologies are developed over the life of the contract, Scientific-Atlanta guarantees backward compatibility to previously delivered products. However, these previously delivered products will not be upgraded to the new technology at Scientific-Atlanta’s expense. Substitutions agreed to by both parties may be made without reducing the cumulative purchased quantity of that CPE type. Other Scientific-Atlanta and Gulf approved in-home user interfaces may be substituted for the SuperStat as agreed by both parties.

C.2 FORECASTS

Not later than the fifteenth (15th) day of each month, beginning February, 1997, Gulf Power Company shall submit to Scientific-Atlanta a rolling, non-binding six-month forecast (“Forecast”) commencing the month after such forecast is submitted with respect to the levels of “Product” Gulf Power Company expects to buy over such period. Gulf Power Company shall ensure that any forecast submitted hereunder is complete, accurate and not misleading.

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EXHIBIT D

D.1 PRICING SCHEDULE

Quantity	Description	$/Unit	$ Total
Utility Host System

***	MainGate Network Controller	$***	$***
• (2) Pentium Computers
• Microsoft Windows NT
• Microsoft SQL Server
• Network Control software
• Shared Database Server Software
Applications

***	Customer Controlled Load Management	$***	$***
• Pentium Computer
• Microsoft Windows NT
• Time of Use (TOU)
• Critical Tier Pricing (CTP)

***	Outage Notification	$***	$***

***	Tamper Detection	$***	$***

***	Surge Suppression Monitoring	$***	$***
•
•
Media Access

***	VHF Paging/Telephony Media Access Controller	$***	$***
• Pentium Computer
• VHF Paging Interface Software
• Telephony Interface Software
• Remote Transmission Monitor (RTM

Customer Premise Equipment

***	MainGate Utility Gateway	$***	$***
Media Access Controller
VHF Paging/Telephony WAN Interface
Hardwire Interface with clock/calendar function
CEBus PLC and RF Transports
Remote Transmission Monitor (RTM
***	Load Control Relay	$***	$***

SuperStat User Interface

***	SuperStat	$***	$***
Heatpump
2-way CEBus protocol, RF Transport

***	SuperStat	$***	$***
Conventional
2-way CEBus protocol, RF Transport

***	One-time cost associated with timely development of SuperStat to meet Gulf Power Company requirements		$***

***	Project Implementation	$***	$***
40 man-workdays
Project Management Installation, Training, On-Site Expenses
Total			$***

D.2 Options

Each	Back-up Network Controller Hardware	$***
Each	Back-up Shared Database Server Hardware	$***
Each	Backup Application Node Hardware	$***
Each	Media Access Controller VHF Paging/Telephony, Broadbank, LLEO, or RF/Telephony	$***
Each	Back-up MAC Hardward	$***
Each	Remote Transmission Monitor (RTM)	$***
Each	Gateway Diagnostic WAN Card	$***
Each	Field Strength Unit (FSU)	$***
Each	Meter Dial Encoder	$***
Each	Whole-house Surge Suppression	$***
Per Hour	On-site Support Beyond Quote	$***
Per Hour	Telephone Support for Non-Warranty Item	$***
Per Hour	RMA Service for Non-Warranty Item	$***

Lot	Deduct (4) Microsoft Windows NT Licenses and

	(1) Microsoft SQL Server License	$***

(Note:    For Network Controller, Shared Database Server, Application Server, and Media Accessess

     Controller. Gulf Power Company will be responsible for Item F.7 in EXHIBIT F, PURCHASER’S

     PRE-INSTALLATION OBLIGATIONS.)

D.3 Volume Discount

Scientific-Atlanta will provide Gulf Power Company with a discount for volume purchases, in the following quantities, of each of the individual Customer Premise Equipment (CPE) described in EXHIBIT B of this contract:

Level	Cumulative CPE Purchase Quantity	Discount on CPE PRice
1)	*** units	***%
2)	*** units	***%
3)	*** units	***%
4)	*** units	***%

The discounts apply to the prices set forth on the schedule in Section D.1 of this EXHIBIT D or such other prices as may have been agreed to under the terms of this Agreement. These price discounts will be based on cumulative purchases of the above Individual CPE quantities through this Agreement and are for each unit of each type of CPE purchased above the associated threshold level. As technology changes over the life of this agreement, substitutions agreed to by both parties may be made without reducing the cumulative purchased quantity of that CPE type. For example, a different user interface is still a user interface.

The cumulative Level 2 discount shall be effective upon the sale of the *** unit. The discount shall increase to the cumulative level 3 amount upon the sale of the *** unit provided that sales beyond that volume are maintained at *** units annually. The discount shall increase to the cumulative Level 4 amount upon the sale of the *** unit provided that sales beyond that volume are maintained at *** units annually. Billing for the cumulative level 3 and 4 volumes shall initially be at the cumulative Level 2 price. If the annual sales levels are met to provide the Level 3 and level 4 discounts, then Scientific-Atlanta will refund or credit to Gulf Power Company annually the difference between the price paid and the applicable discount price. Gulf Power Company and Scientific-Atlanta agree to negotiate quantity discounts above *** units as required but those discounts will not fall below those granted for level 4 purchases.

D.4 PAYMENT SCHEDULE

Scientific-Atlanta shall invoice Gulf Power Company for expenses associated with equipment deliveries and for services rendered as described in Sections D.1 and D.2 above, but no more often than monthly as set forth in Sections 5.2 and 5.3 of the main body of this contract.

EXHIBIT E

WARRANTY REPAIR / REPLACEMENT PROCEDURE

E.1	Procedure for Warranty Repair of MainGate Head-end Equipment

1)	Gulf Power Company calls a toll-free telephone number provided by Scientific- Atlanta for the purpose of reporting a MainGate Head-end Equipment anomaly.

2)	Scientific-Atlanta will provide telephone support to determine the cause of the equipment anomaly.

3)	If the equipment anomaly is not repairable via telephone support, an on-site repair technician will be dispatched within 24 hours to the MainGate Head-end Equipment location to effect repairs or replace the defective part(s).

E.2	Procedure for Warranty Repair of MainGate Customer Premise Equipment (CPE)

1)	Gulf Power Company calls a toll-free telephone number provided by Scientific- Atlanta for the purpose of reporting a MainGate CPE anomaly.

2)	Scientific-Atlanta will provide telephone support to determine the cause of the equipment anomaly.

3)	If the equipment anomaly is not repairable via telephone support, the Scientific-Atlanta service center will provide Gulf Power Company with a Return Material Authorization (RMA) number. A RMA number provides Scientific-Atlanta the means to track an equipment problem from report through repair.

4)	Gulf Power Company returns the defective CPE to Scientific-Atlanta for repair/ replacement. Scientific-Atlanta will return ship the repaired/replaced unit within twenty (20) business days of receipt.

5)	Added in Amendment No. 2.

E.3	Procedure for Non-Warranty Repair of MainGate Head-end Equipment

1)	Gulf Power Company calls a toll-free telephone number provided by Scientific- Atlanta for the purpose of obtaining a quote for MainGate Head-end Equipment service.

2)	Scientific-Atlanta will query the caller via telephone to determine the cause of the equipment anomaly.

3)	Scientific-Atlanta, either by fax or by telephone, will provide Gulf Power Company with a quote to perform services.

4)	Gulf Power Company can then choose between on-site service, RMA service, telephone assistance, or replacement at the rates quoted in via fax or telephone as noted in Item 3 of this section.

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E.4	Procedure for Non-Warranty Repair of MainGate Customer Premise Equipment

1)	Gulf Power Company calls a toll-free telephone number provided by Scientific- Atlanta for the purpose of obtaining a quote for MainGate CPE service.

2)	Scientific-Atlanta will query the caller via telephone to determine the cause of the equipment anomaly.

3)	Scientific-Atlanta, either by fax or by telephone, will provide Gulf Power Company with a cost/time quote to perform services.

4)	Gulf Power Company can then choose between on-site service, RMA service, telephone assistance or replacement at the rates quoted in Line 3.

Gulf Power Company shall pay all shipping on all equipment returned to Scientific- Atlanta under RMA. Scientific-Atlanta’s standard shipping practice is to return equipment via the same method as sent to Scientific-Atlanta (i.e., overnight, second day, etc.). Gulf Power will submit a quarterly report on shipping costs for warranty returns, and Scientific-Atlanta will issue credits towards future purchases on these invoices or reimburse Gulf Power Company for such costs in the event no future purchases are expected.

If any Product returned by Gulf Power Company for repair or replacement contains a defect or non-conformance caused by factor outside the scope of Scientific-Atlanta’s warranty, or if the returned Product is not defective or non-conforming (i.e., “no fault found” (“NFF”)), then Scientific-Atlanta shall bill Gulf Power Company at Scientific- Atlanta’s standard rates for service performed with respect to such defective returned unit.

For separately licensed Software, the terms of the END USER SOFTWARE LICENSE AGREEMENT FOR USE WITH DESIGNATED EQUIPMENT, ‘EXHIBIT G’, shall govern the warranty provisions.

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EXHIBIT F

PURCHASER’S PRE-INSTALLATION OBLIGATIONS

F.1	Gulf Power Company shall provide dedicated Project Manager as liaison between Gulf Power Company and Scientific-Atlanta no later than January 15 1997.

F.2	Gulf Power Company shall provide and prepare location, environment, power and security for head-end computer equipment as specified by Scientific-Atlanta no later than April 15, 1997. Scientific-Atlanta will provide site requirements to Gulf Power Company no later than February 1, 1997.

F.3	Gulf Power Company shall, prior to installation, obtain all contracts, permits and licenses necessary for installation and operation of Scientific-Atlanta provided equipment and the communications between this equipment.

F.4	Gulf Power Company shall provide reasonable access to Gulf Power Company (including communications providers) premises for the purpose of planning, installation, testing and repair of head-end computer equipment.

F.5	Gulf Power Company shall provide reasonable access and secure office space for up to two Scientific-Atlanta personnel to include desks, chairs, printer and telephones (including direct-dial analog phone connection).

F.6	Gulf Power Company shall provide mechanism for long-term tracking of Customer Premise Equipment.

F.7	If Gulf Power Company chooses to provide, through Southern Company’s Corporate License, the Microsoft® software for the Head-End computer hardware, Scientific-Atlanta will specify the necessary computer software no later than September 15, 1996. Gulf Power Company will deliver to Scientific-Atlanta the necessary computer software no later than November 1, 1996, for system configuration and testing.

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EXHIBIT G

SCIENTIFIC-ATLANTA

END USER SOFTWARE LICENSE AGREEMENT FOR USE WITH DESIGNATED EQUIPMENT

Customer:	Gulf Power Company, Inc.
Address:	500 Bayfront Parkway, Pensacola, FL 32520-0231

Scientific-Atlanta. (“S.A.”) by its acceptance agrees to grant to Customer, and Customer accepts on the following terms and conditions a license to the identified Licensed Software for use only with the Designated Equipment set out below.

Designated Equipment	Licensed Software

1. LICENSED GRANT

1.1 “Licensed Software” means a computer program, including any modifications, updates or additions which may be supplied by S-A to Consumer, in object code or executable form in any medium, such as magnetic tape, disks, or optical media; and related materials such as flow charts, logic diagrams, manuals, and other documentation which are provided to customer by S.A with or for use in Designated Equipment. Licensed Software may reside within Designated Equipment at the time of delivery to Customer in which case identification of such equipment shall also constitute identification of the corresponding software; or it may be provided separately for installation on Designated Equipment.

1.2 Subject to the payment of fees elsewhere specified and these terms and conditions, S-A grants to Customer a personal, nonexecutive, non-transferable license to use Licensed Software in and for the Designated Equipment and not otherwise. This license may be assigned to any bona fide successor in interest to Designated Equipment who first agrees in writing to be bound by the terms of this Agreement. Should the Licensed Software include a unique implementation of a security algorithm, Customer shall have the exclusive right to use such unique Customer security algorithm implementation in and for use with Designated Equipment and not otherwise.

1.3 Customer may make one (1) copy of Licensed Software (but not including read-only memories or similar devices) for archival purposes only and shall reproduce and attach all copyright and proprietary notices, Customer shall not otherwise copy or allow to be copied Licensed Software except to install Licensed Software on the Designated Equipment. Customer agrees that S-A shall have the right to have an independent accounting, firm conduct an audit at Customer’s premises during normal business hours to verify the number of copies of Licensed Software in sue by Consumer.

1.4 Customer shall not make any modifications to Licensed Software or remove any proprietary, regulatory or safety notices of S-A or third parties found in or on the Licensed Software. Customer agrees not to reverse engineer, decompile, or reverse assemble Licensed Software except to the extent that such prohibition may be unenforceable under applicable law.

1.5 Licensed Software is and shall remain the exclusive property of S-A. No license other than that specifically stated herein is granted to Customer, and Customer shall have no right to sublicense Licensed Software nor any right under any patent, trademark, copyright, trade secret or other intellectual property of S-A other than that granted by this Agreement.

2. PROTECTION AND SECURITY

2.1 Customer agrees not to disclose, release, or make available in any form any portion of Licensed Software to any person other than customer’s own employees or contractors. Customer represents that its employees and contractors having access to Licensed Software are or shall be party to written agreements acknowledging a duty to protect S-A’s confidential materials, including the Licensed Software.

2.2 Customer shall keep Licensed Software (including archival copies, if any), in a secure environment and shall take all steps reasonably necessary to protect Licensed Software or any part thereof from unauthorized disclosure or release. Customer may not export or reexport the Licensed Software in any form except in compliance with all applicable laws and regulations.

2.3 Customer expressly agrees that a breach of this Agreement will cause irreparable harm to S-A and that S-A shall have the right to obtain injunctive relief against any unauthorized use, disclosure, copying or transfer of any part of Licensed Software. Licensed Software may contain software from third parties who are intended to be third party beneficiaries of this Agreement.

3. WARRANTY AND LIABILITY

3.1 S-A warrants that Licensed Software, as provided, shall conform to the published specifications of S-A. During the *** after the date of delivery of Licensed Software, S-A shall use reasonable commercial efforts to correct errors detected in Licensed Software after receiving notification of such errors from Customer.

3.2 S-A MAKES NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PRODUCTS OR SERVICES PROVIDED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. S-A DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN LICENSED SOFTWARE WILL MEET THE CUSTOMER’S REQUIREMENTS, OR THAT THE OPERATION OF LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE. S-A MAKES NO WARRANTY OF NONINFRINGEMENT, EXPRESS OR IMPLIED. ANY THIRD PARTY SOFTWARE SUPPLIED WITH OR INCORPORATED IN LICENSED SOFTWARE IS PROVIDED “AS IS” WITHOUT WARRANTIES OF ANY KIND. IF ANY ADDITIONAL WARRANTS ARE SUPPLIED BY A THIRD PARTY, SUCH WARRANTIES WILL BE OFFERED DIRECTLY BY SUCH THIRD PARTY TO CUSTOMER.

G-1

3.3 Customer acknowledges its responsibility to use all reasonable methods to prove out and thoroughly test the operation of and output from Licensed Software prior to its use in Customer’s operations.

3.4 Unless otherwise provided in a separate writing, and subject only to the warranty of this Section 3, S-A is under no obligation to provide Customer with any modifications, updates, additions or revisions to Licensed Software, nor to maintain Licensed Software in any manner.

3.5 In the event that any modifications are made to Licensed Software which have not been authorized by S-A, any and all warranty and other obligations of S-A shall immediately cease with respect to such software.

4. INDEMNIFICATION

4.1 S-A shall pay all costs and damages finally awarded against Customer or its employees to the extent based upon a claim that Licensed Software, as supplied, infringes the intellectual property right of a third party (except infringement occurring as a direct result of incorporating features, operations or algorithms, which are specifically required by Customer), provided that S-A is notified promptly in writing of any allegation of such infringement and given full cooperation, information, and authority to settle such claim and to defend or control the defense of any suit based upon such claims.

4.2 In the event that Licensed Software is likely to or does become the subject of a claim of infringement, or is held to infringe, S-A shall, at its option and expense, procure for Customer the right to continue using Licensed Software; or, modify Licensed Software to make it non-infringing but functionally equivalent, or, substitute other software of similar capabilities; or, remove Licensed Software and refund the license fees less depreciation. This section 4 sets forth the entire liability of S-A to Customer with respect to infringement.

5. LIMITATION OF LIABILITY

THIS AGREEMENT SETS FORTH THE ENTIRE OBLIGATION OF S-A WITH RESPECT TO LICENSED SOFTWARE, IN NO EVENT SHALL S-A BE LIABLE TO CUSTOMER FOR LOSS OF PROFITS, INDIRECT, SPECIAL, INCIDENTAL CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATING TO THE USE OF ANY LICENSED SOFTWARE OR SERVICES FURNISHED, WHETHER SUCH CLAIM IS BASED ON BREACH OF WARRANTY. CONTRACT, TORT OR OTHER LEGAL THEORY AND REGARDLESS OF THE CAUSE OF SUCH LOSS OR DAMAGE OR WHETHER ANY OTHER REMEDY PROVIDED HEREIN FAILS.

6. TERM AND TERMINATION

This Agreement shall continue indefinitely unless terminated by one of the parties. This Agreement may be terminated by Customer upon thirty (30) days’ notice to S-A and by S-A upon breach by Customer of any term of this Agreement, which breach is not cured within thirty (30) days after notice by S-A, or should Customer be adjusted a bankrupt or become a party to a similar proceeding for the benefit of its creditors. Immediately after such termination, Customer will deliver to S.A. Licensed Software and any and all copies and modifications thereof (except copies which reside within the Designated Equipment and which shall be erased) and will, if requested, provide S-A its written certification that it has retained no copies.

7. TAXES

Except for taxes based on S-A’s income, S-A shall not be responsible for any federal, state or local taxes based upon Customer’s purchase, possession or use of Licensed Software or upon any charges payable or services performed hereunder.

8. APPLICABLE LAW, INTEGRATION AND MODIFICATION

8.1 This Agreement shall be construed and enforced in accordance with the laws of Georgia, not including any conflicts of laws provisions thereof. The UN Convention on Contracts for the International Sale of Goods shall not apply.

8.2 This Agreement comprises the full and final understanding between S-A and Customer, and merges and supersedes any and all other agreements, understandings or representations, written or oral, with respect to the subject matter hereof. It may not be modified except by a writing signed by authorized representatives of both S-A and Customer, and referring specifically to this Agreement.

8.3 Any attempt by Customer to assign this Agreement shall be void unless the assignment is incidental to the sale of the Designated Equipment.

8.4 If any provision of this Agreement is found by a court or other jurisdictional body to be invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect. Waiver by any party of the breach of a provision of this Agreement by the other party shall not be construed as a continuing waiver of such provision or waiver of any other breach of any other provision of this Agreement.

AGREED: GULF POWER COMPANY, INC.	ACCEPTED AND APPROVED: SCIENTIFIC-ATLANTA, INC.

By	By
Printed Name	Printed Name
Title	Title
Date	Date

G-2

EXHIBIT H

AGREEMENT TO BE BOUND

AS AN “APPROVED PURCHASER”

UNDER ADVANCED ENERGY MANAGEMENT AGREEMENT

DATED SEPTEMBER     , 1996 (THE “AEM AGREEMENET”)

BETWEEN GULF POWER COMPANY AND SCIENTIFIC-ATLANTA, INC.

This Agreement is to be attached to an Approved Purchaser’s purchase order for Products and/or Services under the AEM Agreement. ANY TERMS AND CONDITIONS HEREIN OR IN THE APPROVED PURCHASER’S PURCHASE ORDER THAT ARE IN ADDITION TO, OR ARE INCONSISTENT WITH, THE TERMS AND CONDITIONS SET FORTH IN THE AEM AGREEMENT UNLESS SPECIFICALLY AGREED TO IN WRITING BY SCIENTIFIC-ATLANTIC (WITH A SPECIFIC NOTATION AS TO THE VARIANCE FROM THE AEM AGREEMENT TERMS AND CONDITIONS), SHALL BE VOID AND OF NO EFFECT AND SHALL NOT CONSTITUTE A PART OF THE AGREEMENT BETWEEN SCIENTIFIC-ATLANTA AND PURCHASER.

FOR AND IN CONSIDERATION of the agreement of Scientific-Atlanta, Inc. (“S-A”) to sell products to the undersigned pursuant to the AEM Agreement, the undersigned hereby represents, warrants, covenants and agrees as follows:

1. The undersigned,                     , qualifies as an “Approved Purchaser” under the Agreement.

2. The undersigned is purchasing products and services from S-A.

3. The undersigned will comply with the requirements of the AEM Agreement as they apply to Approved Purchasers and shall be entitled to the rights and benefits of the AEM Agreement as provided therein, except as otherwise specifically agreed in writing by the undersigned and S-A.

4. Capitalized term used in this Agreement and not otherwise defined shall have the meanings ascribed thereto in the AEM Agreement. This Agreement shall be governed and construed in accordance with the laws of the State of Georgia, without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized representative this      day of                     ,         .

By:
Title:
Accepted and acknowledged this day of , .

SCIENTIFIC-ATLANTA, INC.

By:
Title:

EXHIBIT I

ACKNOWLEDGEMENT OF CONFIDENTIALITY OBLIGATIONS

I,                             , an employee of

             Gulf Power Company (“Gulf”)

             Scientific-Atlanta, Inc. (“S-A”)

have been furnished with the attached copy of the provisions of Section 10 entitled “Confidentiality” of that certain Advanced Energy Management Agreement (“Agreement”) dated September     , 1996 between Gulf and S-A and have read and understood such section.

In consideration of S-A’s or Gulf’s disclosure to me of Proprietary Information and in consideration of my need to use such Proprietary Information for purposes of the Agreement, I agree to hold such information in trust and confidence and to be bound by, and to fully comply with, the terms and conditions of Section 10 of such Agreement as attached hereto.

AGREED:

By:
Signature

Name:
Printed Name

EXHIBIT J

***

K-1

EXHIBIT K

INTERACTIVE VIDEO DATA SERVICES (IVDS)

K.1	In an-effort to promote the further development of a multifunctional gateway for Gulf Power Company’s Advanced Energy Management (AEM.) Program, Gulf Power Company is interested in pursuing the possibility of utilizing Interactive Video Data Services (IVDS), a two-way wireless wide-area network (WAN) communication system; from the Head-End to the home;

K.2	Gulf Power Company will pursue the feasibility and development of a suitable deployment environment to take advantage of the IVDS technology within the Gulf Power Company service territory. Scientific-Atlanta will explore the incorporation of IVDS WAN technology into their MainGate products.

K.3	Gulf Power Company, Scientific Atlanta and the IVDS provider will establish a deployment plan upon successful demonstration of the lVDS technology and its ability to reliably serve as the WAN for the AEM Program. The incorporation of the IVDS two-way wireless technology into the AEM system will occur without a Request For Change (RFC).

K.4	Every effort shall be made by all parties to implement the IVDS WAN into the AEM project at a reasonable cost. High priority shall be given by all parties to share board components and other hardware and software assets in order to reduce the overall cost of the system. Gulf Power Company and/or the IVDS provider shall furnish technical data (i.e., channel bandwidths, modulation techniques, data rates, transmitter power levels, etc.) to Scientific Atlanta.. Scientific-Atlanta will provide a budgetary and: scheduling estimate to incorporate the IVDS WAN option into the MainGate products by November 1, 1996, or two weeks after the above technical data is received, whichever is later.

K.5	Scientific Atlanta shall provide a general purpose RS232 interface into the appropriate MainGate products for the purpose of testing and/or deploying IVDS and/or other communication technologies.

K.6	If details and conditions mentioned above are met and Gulf Power Company chooses to utilize the IVDS technology as the WAN, Scientific Atlanta will incorporate this technology into their system (Head-End and Customer Premise Equipment) within a time period to be determined at a later date.

K.7	All parties in this contract shall keep confidential all information related to implementing IVDS wireless technology into the Gulf Power Company AE Program.

G-2

EXHIBIT L

MainGateJ

Feature Descriptions

Refer to: “LCMs shall be normally closed:

Specification for a time-out feature to be added to the CEBus Load Control Module

A time-out feature will be added to the CEBus Load Control Module (LCM) such that the LCM will reconnect its shed loads automatically after a time-out period has elapsed, when the load has been shed with a CEBus context 57 “off” command. Specifically the following functions will be implemented in the CEBus Load Control Module.

(1)	Two new instance variables(one for each relay-drive function), called time-outs, each containing configured values in the range of no less than *** to no more than ***. There should be no value for which the relay would never time out. Gulf Power’s, preference is a *** timeout.

(2)	A means of configuring these instance variables over the CEBus network.

(3)	Operation should be as follows:

(a)	When a relay is commanded to shed load via CEBus context 57, the relay is activated and the time-out variable associated with that load is placed into a down-timer associated with that relay. When that down-timer expires that load is reconnected, even in the absence of a command to reconnect.

(b)	If a load is already shed when another shed-command for that load is received, the load remains shed and the time-out instance variable is reloaded into the down-timer, allowing another full time-out period until the load is automatically restored.

(c)	If a context 57 “restore” command is received for a load, that load is restored irrespective of the contents of its down-timer. Its down-timer is then cleared.

The thermostat currently Set commands to the LCM, followed by Get commands. The thermostat will now be required to send “Set CEBus context 57 on’ (shed) and ‘Set CEBus context 57 off’ (restore) commands to the LCM. These commands will be sent continuously and will reflect the required state (shed or restore) of the LCM at any given time.

The Set commands from the thermostat to the CEBus Load Shed Relays will need to be routed via the ‘virtual’ LCM’s in the Gateway LAN Card.

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Reference to: Thermostat operating in the program mode:

With the current implementation, if the user changes the temperature and raises it above the setpoint, then lowers it below the setpoint, and again raises it over the setpoint, the heal pump will run when the setpoint is raised, it will shut off when it is towered, but it will not run again when the setpoint is raised again or when leaving the programming mode. This occurs because there is a five minute period after turning on the heat pump, during which it will not turn back on. This is to protect the heat pump from damage.

It has been suggested that instead of immediately controlling to the new user settings while in the programming mode, the control algorithm should instead use the old setpoint settings until the user leaves programming mode. This could be achieved in a couple of ways:

•	The thermostat could wait for a fixed time-out after the last keypress.

•	The user could be required to press “Present Settings” key (or time-out) before the new settings would take effect.

•	Or, when the use leaves one programming period to go to another programming screen, could trigger the new setpoints to take effect.

Gulf Power would prefer the functionality provided in the first two bullets. Therefore, user settings would take effect either when immediately when the ‘Present Settings’ key is pressed or *** after the last keypress in the Program mode.

S-A Response:

The thermostat function will be changed to comply with the following:

Any changes made when in the programming mode, will not take effect until the thermostat exits the programming mode.

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Reference to: Bar-coding the communications module:

S-A will print a block of labels (as per example label received from Gulf Power) with incrementing numbers.

To minimize handling costs, and serial number tracking in S-A manufacturing:

Units shipped may not be in sequential serial number order.

Serial numbers affixed to non-useable units e.g ‘fall-out’ units due to production yield will not be tracked or reused.

Headend Software:

An additional field is required in the SQL Database table for the new serial number.

An additional field is required in the Application GUI screen for the new serial number.

Gulf Power would prefer the SOCO meter numbering to be sequential if possible. When this is not possible, an Exception Report should be included with the shipment showing which SOCO meter numbers have been omitted.

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Refer to: IR Port:

Field Service Utility Application

System Requirements

•	Field Computer: Windows 95 based computer (Laptop or Handheld), 166 MHz + Pentium, 32M memory, 100mb disk space for application and work files (one computer required per installation team).

•	S-A Infra-red adapter module for Gateway interface port (via Serial port on Field Computer)

•	Optional bar-code scanner for device ID entry (interface TBD)

•	MFC 4.2 DLL’s installed (S-A to provide per David Rooney)

The Field Service Application consists of two major functional modules:

•	Basic Installation/Commissioning Functions

•	Maintenance and Diagnostics Functions

Basic Installation/Commissioning Functions

Overview

Basic implementation would allow the installer to perform the first-time install of in-home devices, provide device ID’s and customer ID’s for storage at the head-end, and place devices in their initial configuration. The goal is to handle installation of the in-home CEBus devices and Gateway (including multiple thermostats) and verify that all these devices communicate with each other. The installation and verification can be performed without requiring any additional personnel at the head-end during the installation. Customer information such as customer name, address and customer ID will still need to be entered at the Headend via the User Interface or import/export facility. It should also be possible to complete the installation process without requiring the field computer to connect to the head-end in any way.

It is presumed the installer has a work-sheet that indicates customer address, customer ID, and what devices are to be installed. To reduce the likelihood of confusion between devices, it might be necessary to assign device names such as: “Upstairs Thermostat”, “Pool Pump LCM” etc., particularly in the case where multiple thermostats or control devices are being installed. The installer should be able to select from his on-hand inventory, the appropriate devices. Any first-time data, such as initial dial reading, can be entered for forwarding to the head-end. When the in-home installation is complete, the installer then initiates a call-in from the Gateway to the Headend. The Headend Application uploads the data captured at the Gateway, processes this data and updates the database. The results of this processing are then downloaded to the Gateway. After hang-up, the Headend initiates a Gateway summons via the Pager system. The Gateway will subsequently call-in and the Headend will download the TOU schedule, thermostat schedule, offsets etc. The installer can access the PASS/FAIL results data, via the IR interface using the Field Application, prior to departing the installation site. (Gulf Power would like a detailed description and flow chart of this process as soon as available.)

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The basic installation has limited troubleshooting functions, and does not accommodate the additional processes required for in-home device or Gateway replacement, removal, or addition (these processes are included as part of the Maintenance and Diagnostic Functions module, described later).

MainGate Access (the following functions are part of the In-Field Application software).

•	Replace NoAccess layer with the IrAccess interface.

•	Implementation of IrAccess interface and porting of the IR protocol from GwCom.

•	MainGate Access configuration options and setup utility to select com port and settings.

•	New MGA functions to retrieve the serial port status (for showing IR activity)

•	New MGA and LAN PT functions to access store-and-forward buffer (SFB) in Gateway

•	Use event flag to signal information available in the store-and-forward buffer.

•	Modify commissioning process to implement authentication key assignments

•	New functions implemented in DevProbe for unit testing

Head-End Software

•	Call Handler: Detect flag indicating SFB data available, invoke BgInstall process

•	BgInstall: Read SFB data for processing

•	Commission gateway to customer for first-time install and update database for actual device ID’s (device records already in database)

•	Set initial dial reading, initial pulse count

•	BgInstall: Write results back to SFB for future reference.

•	Disconnect from gateway, initiate summons. (Will be flagged as no-show if fails to respond to page)

•	Subsequent call-in, completes the installation transferring head-end data to the gateway (Thermostat schedule, offsets, load actions, TOU schedule, event rules, WAN broadcast addresses, LCM CLP assignment)

•	Additional event log transactions indicate field-service activity.

In-Field Software - First-Time Installation

•	Uses MGA in IrAccess mode

•	Indicates IR port activity to verify connection status

•	Accepts First-time install device parameters: Customer ID, WAN ID (read), LAN ID (read), Tstats ID (entered), LCMs ID (entered). Optional bar-code entry device can be used (Interface TBD)

•	Accepts telephony parameters, dial prefix, tone/pulse dialing

•	Accepts customer time zone selection

•	Accepts initial meter dial reading value.

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•	Accepts name for device (“such as Upstairs” or “pool Pump”)

•	Initiates first-time device install: Commission all devices, commission LCM’s to thermostats, commission LAN to thermostats, set configured state of devices, assign authentication keys, set LAN with resulting device addresses and authentication keys, set default thermostat profile (Schedule, load action, offsets), set default WAN profile (dial parameters, dial-in numbers, cap code, group-address (non-configured group or commissioning group since the operational groups have not yet been assigned in the installation process of the gateway)), set default LAN profile (Clock, initial TOU, initial call-in schedule, initial configuration & rules)

•	Clears tamper latches, clears com-error flags, clears event log.

•	Should get display of the configuration process progress, and information about any failure (which device, failure cause).

•	Stores device & customer data in SFB, sets the SFB available flag.

•	Initiates a phone-line recalibrate, and sets the call-in flag

•	Read SFB state to receive confirmation from head-end (can be done on a return visit).

•	Store (or print) audit log of activities performed, results, and errors.

In-Field Software - Troubleshooting

•	Retrieve and display current LAN card device configuration (how many, which addresses, current state)

•	Retrieve and display current LAN card event flags (tamper, com-error, time)

•	Retrieve and display current WAN card flags (tamper, pager reception stats, modern connect state)

•	Echo test to CEBus devices and display results (good, bad, no response)

•	Query & display LCM relay state.

Maintenance and Diagnostics Functions

Overview

In a complete implementation, additional service functions would be included to accommodate device replacement, removal, or addition. This module would provide an additional notification service by sending a result message, via ‘human’ digital pager, to the Field Service Engineer when the Headend software has completed the installation. The field Service Engineer need not be on-site when the Headend completes the installation.

Also included in the design is a Network Diagnostics head-end UI that queries the database for all gateways (or customers) pending installation, completed installation, or are in some installation failure state.

Additional troubleshooting features include the ability to initiate a live connection with the head end to verify telephony operation, or imitate head-end pages and test sequences. There would also be a more detailed system report, and additional test functions to assist in testing and diagnosing problems.

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Additional Head-end Software Implementation

•	Add/Delete/Modify database records to reflect device changes unknown meter table - to store the dial reading and meter id belonging to the meter being removed

•	Resynchronize pulse counter data in database on LAN card reinstall

•	Device re-install updates serial number data, clears “valid” flags to insure device is resynchronized with DB.

•	Device removal deletes associated device records

•	Device addition adds & initializes associated device records

•	Reset YTD-CTP accumulator in LAN card from database info when LAN card must be reinstalled.

•	Success/Failure message sent to field-service engineers DTMF based pager (BgMonitor function).

•	Installation status monitor - reports on the status of pending, failed, or complete installations in the database.

•	Live-connect head-end proxy to field computer (for generating pager messages, human alerts, selected DB queries).

In-Field Software - Device replacement / Removal / Addition

•	Accept entry of which device is being replaced, and new device ID

•	Thermostat/LCM replacement invokes subset of commissioning and authentication assignments for that device, recommissions to LAN card, loads default profile, flags new data in SFB, sets SFB-available flag, initiates call-in.

•	LAN card replacement (or pulse encoder type change) requires re-commissioning all devices, and head-end awareness of change in pulse counters and carry-over of YTD-CTP. Very similar to first-time install process.

•	WAN card replacement requires in-field reassignment of dial-prefix, tone/pulse, capcode, dial-in number, line recalibration, (perhaps setting GW-ID in EEPROM to previous value?)

Additional In-Field Troubleshooting Functions

•	Detailed report of LAN, WAN, and Tstate/LCM device status (essentially all data that can be read) including firmware version, device model information, configuration data, etc.

•	Live connect to head-end for testing telephony link, generating pager messages, alerting humans, query customer data, invoking summons sequence, or head-end initiated test process.

•	Ability to mute thermostat control of LCMs and provide manual on/off switch operation for testing.

•	Ability to load test TOU schedules for thermostat testing (tier changes, CP indication, while LAN uses accumulator zero).

•	Ability to query serial number of unknown CEBus devices (presuming ‘promiscuous’ (all-message pass-through) mode available on IR)

•	WAN card EEProm access for modifying the Gateway ID

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Refer to: Gateway must communicate and interface with a minimum of two thermostats:

Constraints:

1) Each thermostat will control one, and only one, dedicated HVAC system. HVAC assignment is made during the CPE commissioning and cannot dynamically change or failover between thermostats.

2) Each thermostat can control up to two CEBus devices designated as ‘Water’ and Appl’. CEBus device assignment is made during the CPE commissioning and cannot dynamically change between thermostats. CEBus devices are individually addressable and cannot be controlled by more than one thermostat.

3) There are no master/slave or peer-to-peer associations or communications between the thermostats. All thermostats work independently and autonomously. The thermostats work as equal but separate CEBus devices relative to the gateway.

4) The thermostats should be individually addressable and should not require common configuration information except for the house code. There should be no dependencies between thermostats for programmed times, temperatures or tier offsets.

Additional for clarification (per home):

Only one TOU schedule

Only one set of accumulators

Both thermostats cannot control the same LCM/Appliance.

Changes required to Support Multiple Thermostats:

Headend Software:

MainGateAccess

•	Modify commissioning process to be aware of the second thermostat and LCM’s for node address assignment.

•	Extra commissioning steps to commission second thermostat to LAN card and it’s slaved LCMs.

•	Additional CEBus addresses and authentication information programmed in LAN card.

•	Management of second protocol translator to provide original PT to be compatible with old firmware and a new PT to support the extended functions.

•	Above changes cause modifications to the LAN PT, and to DevProve for unit testing.

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Load Control Application

•	Additional target node ID’s for head-end initiated DLC function (extra broadcast for second thermostats)

BgInstall Process

•	BgInstall/BgDiagnostic manage the upload and download of thermostat schedules. When the customer changes a schedule in the thermostat (not including temporary or permanent holds), it is uploaded to the database during the next call-in. (This call-in is selectable and can be instantaneous, first available night or during the monthly meter read). If head-end activity modifies a schedule (or re-assigns the default) the schedule is downloaded to the thermostat on the next call-in. This process has to be aware of two thermostats, and two database entries.

•	BgInstall also needs to be aware of multiple LCM’s when it comes to configuring the CLP and address values.

•	BgDiagnostic also has to recognize the presence of additional devices when reporting errors such as com-failure.

Database and UI

It will be important to include a device description field (such as “upstairs” or “downstairs”) to identify the devices. These values can be assigned by the field-installation application when the device is actually installed.

LAN Firmware

The LAN firmware will need to maintain communications with each thermostat individually. It will need to manage configuration parameters for all thermostats associated with a given Gateway. Similarly, event logging, error logging, communication required rules etc. will need to be maintained for each thermostat.

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Gulf Power

Contract C96-410251
Amendment # 1
September 20, 1996

This Addendum is issued to assign the contract number C96-410251 to the Advanced Energy Management Agreement dated September 16, 1996 between Gulf Power Company and Scientific-Atlanta, Inc. All other terms and conditions remain unchanged.

THIS SECTION TO BE COMPLETED BY SCIENTIFIC-ATLANTA, INC.

CONTRACT DATA AND AFFIDAVIT

I hereby undertake to perform the work outlined in the foregoing in accordance with the terms thereof as of the date above stated. My Employer's Account Number under Federal Social Security is 58-0612397 and under the State Unemployment Compensation is 011990-02

Witness the acceptance hereof by the fixing of my hand and seal this 4th day of December, 1996.

Signed and sealed for Scientific-Atlanta, Inc.
(NAME OF FIRM)

ATTESTED:

(Secretary)
or
(Witness)
(Witness)

By: [signature]
(Officer)

Title: V-P Scientific Atlanta

THIS SECTION TO BE COMPLETED BY GULF POWER COMPANY

Signed and sealed for GULF POWER COMPANY

ATTESTED: (Gulf Power)

Linda G. Malone
ASST. (Secretary)

By: [signature]

Title: VICE PRESIDENT
(Officer)

Post-it® Fax Note 7871	Date 7-9-02	# of pages ▸ 1
To John Rossi	From David Eggart	
Co./Dept.	Co.	
Phone #	Phone #	
Fax #	Fax #	

TOTAL P.01

AMENDMENT NO. 2

TO

ADVANCED ENERGY MANAGEMENT AGREEMENT

(Contract No. C96-410251)

This Amendment No. 2 to Advanced Energy Management Agreement (this “Amendment”) is effect as of September 3, 1998, by and between GULF POWER COMPANY, INC., a Maine corporation (“Purchaser”), and SCIENTIFIC-ATLANTA, INC., a Georgia corporation (“Seller”).

WHEREAS, Purchaser and Seller are parties to that certain Advanced Energy Management Agreement dated as of September 16, 1996, as amended by Amendment No. 1 dated as of September 20, 1996 (as so amended, the “Original Agreement”);

WHEREAS, Purchaser and Seller wish to further amend the Original Agreement on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, for and in consideration of the promises and covenants contained herein, the premises, and other good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	The third paragraph of Exhibit B2 (“Media Access Controller”) is hereby deleted in its entirety and the following substituted therefor:

The P/T MAC connects to the paging service provider via modem over a dial-up telephone line. The paging protocol is POCSAG *** to provide global, group and individual address methodology in a variable length message. The POCSAG *** protocol will also support other customer services such as direct load control, local/wide-spread storm warning notification, etc.

2.	Various exhibits are amended as follows:

(a)	Exhibit B.1.4 is hereby amended by deleting the first sentence of such Exhibit and inserting the following: “The MainGate Host System (including the MainGate telephony protocol) will be based on an open and standard application architecture that will allow Gulf Power Company to reuse and develop enhanced program offerings.” Seller shall deliver this protocol to Purchaser on or before November 30, 1998. The price for this protocol shall be ***, which Purchaser shall pay within thirty (30) days of delivery of the protocol.

Scientific-Atlanta

Proprietary Information

(b)	Exhibit C.1 (“Delivery Schedule”) is hereby amended by deleting such Exhibit C.1 in its entirety and inserting new Exhibit C.1 attached hereto.

(c)	Exhibit C.3 (Testing Plan and Procedure) is hereby inserted as attached hereto.

(d)	Exhibit D.1 (“Pricing Schedule”) is hereby amended by deleting such Exhibit D.1 in its entirety and inserting new Exhibit D.1 attached hereto.

(e)	Exhibit F (“Purchaser’s Pre-Installation Obligations”) is hereby amended to delete the reference to “Pre-Installation” in the heading of such Exhibit and is further amended to insert new items F.8 and F.9 as follows:

F.8	Gulf Power Company shall provide the following equipment:

1 -	Dell OptiPlex Gxi 5166M computer with 64Mb RAM, 3GbHDD and monitor to serve as the Network Controller;

1 -	Dell OptiPlex Gxi 5166M computer with 64Mb RAM, 3GbHDD and monitor to serve as the Media Access Controller

1 -	Dell OptiPlex GX pro 2000 computer with 64Mb RAM, 3Gb HDD and monitor to serve as the Application Workstation;

1 -	DEC Prioris HX 6200 computer with at least 128Mb RAM, at least 4Gb HDD and monitor to serve as the Database Server.

Scientific-Atlanta shall have the right to approve in advance any changes to the equipment provided by Gulf Power Company for the MainGate System Master; provided, however, that such approval shall not be unreasonably withheld.

F.9	Gulf Power Company shall obtain, at its cost and expense, all necessary Microsoft Windows NT and Microsoft SQL Server licenses. Gulf Power Company shall provide all software licenses and software media to Scientific-Atlanta at or before hardware delivery (and at any subsequent time upon request) for system configuration and testing and for any other purposes reasonably requested by Scientific-Atlanta.

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Proprietary Information

(f)	Exhibit L, “Functionality Clarifications”, attached hereto is hereby appended to the Agreement and Seller hereby agrees to provide the product and systems functionality as described in said Exhibit.

3.	Seller acknowledges that Purchaser may be required to make certain commitments based on Seller’s anticipated October 1, 1998 delivery schedule and that, in the event Seller is unable to meet such delivery schedule, Purchaser may incur costs and other expenses as a result. Subject to the terms and conditions of this Section, Seller agrees to compensate Purchaser for certain late deliveries provided that, with respect to any such delivery: (i) the delinquency in delivery is not caused, directly or indirectly by actions of Purchaser, other than an exercise in good faith of its rights provided for in this Agreement; (ii) the delinquency in delivery is not attributable to any exercise in good faith of the Seller’s rights under this Agreement in connection with or in response to a breach of this Agreement by Purchaser; (iii) the delinquency is not attributable to any event listed or described in Section 14 of the Original Agreement; and (iv) Purchaser takes reasonable action to minimize any costs incurred. The compensation for late delivery specified in this section shall be Purchaser’s sole and exclusive remedy for late delivery and shall be in lieu of all other rights and remedies to which Purchaser may be entitled under this Agreement, at law or in equity, provided, however, that nothing in this provision is intended to alter or amend the parties termination rights provided for in Section 17 of the Original Agreement, which rights shall remain in full force and effect.

(a)	If Seller fails to make deliveries per the dates and qualities specified in Exhibit C.1, Seller shall be liable to the Purchaser for (i) the lesser of (x) $*** for each whole month of delay or prorated portion thereof, or (y) Purchaser’s installation preparation costs, actually and reasonably incurred during the period of delay, plus (ii) the lesser of (x) $*** for each whole month of delay or prorated portion thereof, or (y) Purchaser’s internal project management costs, including appropriate overheads, actually and reasonably incurred during the period of delay.

(b)	In addition to the liabilities incurred by Seller under 3.(a) above, with respect to the first six monthly shipments, for all full or partial shipments not delivered by their respective due dates, Seller shall be liable to the Purchaser for $*** per unit delayed for each whole month of delay or prorated portion thereof, up to a maximum of $*** in the aggregate under this provision.

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Scientific-Atlanta

Proprietary Information

Any monetary liability of Seller to Purchaser set forth in this Section shall be satisfied in the form of a credit issued to Purchaser by Seller against future equipment purchases. Notwithstanding this provision, should the Agreement be terminated consistent with provisions for termination, any liabilities due either party by the other shall be settled by immediate payment of funds due.

4.	Notwithstanding anything in the Original Agreement to the contrary, Purchaser shall use power line carrier (PLC) thermostat/gateway communications as an interim step to radio frequency (RF) thermostat/gateway communications. Seller will actively pursue, and, within eight (8) months of the production availability of the necessary radio frequency (RF) integrated circuit chip (otherwise known as “R915 IC” or its equivalent), shall begin providing RF thermostat/gateway communications. Seller will work diligently to make such technologies available on an expedited basis. During this time, if Purchaser can show the PLC feature is the cause of having to acquire a permit for installation, Seller agrees to pay ***% of the permit cost (maximum of $***/site). Purchaser shall use its best efforts to reduce and eliminate the need for permits.

5.	In exchange for Seller’s agreements contained in paragraphs (a) - (c) below, Purchaser agrees to waive, release and forever discharge any and all claims which it has, may have or has had relating to Purchaser’s Advance Payment (or Thermostat Developmental fee or Honeywell Developmental fee), the delivery schedule (as set out in the Original Agreement or as modified prior to the date of this Amendment) for the SuperStat™ thermostat and any delays or delinquency in Seller’s or any third party’s performance relating thereto and for any and all claims of any nature whatsoever arising out of the Original Agreement prior to the execution of this Amendment provided that nothing contained herein shall be deemed to release Honeywell Corporation from any liability to Seller or Purchaser, and provided further that nothing contained herein shall be deemed to waive or release Seller from liability for any claims of Purchaser which may arise from actions or events after the date of this Amendment relating to any breach by, or nonperformance of, Seller under the Original Agreement as amended by this Amendment.

(a)	Exhibit D.2 (“Options”) is hereby amended by lowering the price of the Whole-house Surge Suppression Option from $*** per unit to $*** per unit. Purchaser shall select and purchase the Whole-house Surge Suppression Option for all gateway units. Seller shall provide an additional $***/unit discount to Purchaser for surge suppression with each PLC-only gateway/thermostat pair (i.e., $*** per PLC-only unit) to cover additional installation cost.

4

Scientific-Atlanta

Proprietary Information

(b)	Seller will fund the design and construction of a new gateway enclosure designed to meet Purchaser’s field requirements relating to power panel access. Purchaser shall provide a representative to participate on the design team and provide customer input to the team. Seller shall retain all intellectual property rights in and to the design created and the new enclosure itself, and Purchaser agrees that it shall assist Seller, at Seller’s expense, in establishing, perfecting and maintaining Seller’s intellectual property rights in whatever jurisdiction chosen by Seller. Nothing herein is intended to affect or alter in any way Seller’s obligations to Purchaser as set forth in the proprietary rights indemnification contained in Section 11 of the Original Agreement.

(c)	Should Purchaser terminate the Original Agreement as amended, pursuant to Section 17.1(e) of the Original Agreement, for Seller’s failure to perform, then, within thirty (30) days following such termination, Seller shall pay or otherwise make available to Purchaser the amount of *** dollars ($***); provided, however, that nothing in this sentence is intended to limit or exclude damages otherwise recoverable under the Original Amendment as amended that are sustained by Purchaser after the date of this Amendment. The amounts to be paid under this paragraph (c) shall be reduced by an amount equal to *** dollars ($***) for each gateway purchased under the terms of the Original Agreement as amended.

6.	Section 9.3 (Warranty Replacement or Repair) of the Original Agreement is hereby amended by appending the following sentence to the end of that section:

“For purposes of tracking equipment replacements and repairs covered by the warranty provisions herein, Products shall be classified according to specific dates of the applicable Warranty Period, with the classes denoted as “Warranty Class [month/year of installation]”. Should the repair or replacement of Products under this warranty provision require the removal and/or reinstallation of *** percent (***%) or more of the Products in a particular Warranty Class which have been installed in in-home installations, the Seller shall be liable to the Purchaser for *** percent (***%) of the costs of such removal and/or reinstallation of Produces in that Warranty Class.

5

Scientific-Atlanta

Proprietary Information

Exhibit E (Warranty Repair/Replacement Procedure) is hereby amended to add the following subsection:

E.2 5)	Gulf Power Company documents at the end of each month removal and/or reinstallation cots incurred which were related to the repair/replacement of defective CPE Products in each particular Warranty Class. If *** percent (***%) or more of the installed CPE Products in any Warranty Class had to be removed and/or reinstalled for warranty repairs or replacement, Gulf Power invoices the documented removal/reinstallation costs for that Warranty Class to Scientific-Atlanta, with reference to the RMA. Gulf Power may submit said invoices to Scientific-Atlanta at any time after reach the *** (***%) threshold for a particular Warranty Class and said invoices may cover costs incurred in more than one month and more than one Warranty Class. Following Gulf Power’s submission of an invoice, Scientific-Atlanta provides to Gulf Power a credit on the next equipment invoice for *** percent (***%) of the documented removal/reinstallation costs which have been invoiced or, upon mutual agreement of the parties, otherwise settles its liability to Gulf Power Company for these costs.

7.	Section 17.1 (Termination of Agreement), is hereby amended by deleting subsection “g.” in its entirety and replacing it as follows:

(g)	At any time on or after December 31, 1999, by Purchaser upon one hundred eighty (180) days advance notice. In order to be entitled to terminate this Agreement pursuant to this Section, Purchaser shall pay to Seller the “Termination Fee” as calculated below, which the parties acknowledge and agree is reasonable in light of the difficulty in establishing the harm and loss to Seller from Purchaser’s termination of this Agreement prior to its scheduled expiration. Such termination will not excuse any liability of Purchaser to Seller for outstanding Product invoices or any future invoices up to and including the date of termination. For purposes of this Agreement, the “Termination Fee” shall be equal to ***. The Termination Fee shall be calculated by Seller after consultation with Purchaser.

6

Scientific-Atlanta

Proprietary Information

8	Except as expressly modified hereby, the Original Agreement shall continue in full force and effect. This Amendment may be executed in counterparts and each of the counterparts shall, when taken together, constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first set forth above.

GULF POWER COMPANY, INC.

By:	/s/ John E. Hodges Jr
Title:	Vice President
Date:

SCIENTIFIC-ATLANTA, INC.

By:	/s/ Theodore R. Wieber, Jr.
Title:	PRESIDENT Satellite Networks
Date:

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Scientific-Atlanta

Proprietary Information

Amendment No. 3 -

Execution Copy

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption Agreement”), dated as of this 19th day of August, 1999, by and among SCIENTIFIC-ATLANTA, INC., a Georgia corporation (“Scientific-Atlanta”), COMVERGE TECHNOLOGIES, INC., a Delaware corporation (“Comverge”), DATA SYSTEMS & SOFTWARE INC., a Delaware corporation (“DSSI”), and GULF POWER COMPANY, INC., a Maine corporation (“Gulf”);

WITNESSETH:

WHEREAS, Scientific-Atlanta and Comverge are parties to that certain Asset Purchase Agreement dated as of June 11, 1999 (the “Purchase Agreement”), pursuant to which Scientific-Atlanta has agreed to sell substantially all of the assets of its Control Systems Business (the “Business”) to Comverge and to transfer all of the contracts of the Business to Comverge;

WHEREAS, pursuant to the Purchase Agreement, Comverge has agreed to purchase such assets and to assume all of the liabilities and obligations under the contracts of the Business;

WHEREAS, Scientific-Atlanta and Gulf are parties to that certain Advanced Energy Management Agreement, dated as of September 16, 1996 (as amended to date, the “AEM Agreement”);

WHEREAS, in connection with the closing of the transactions contemplated by the Agreement, Scientific-Atlanta wishes to transfer to Comverge, and Comverge wishes to assume, all of the rights, benefits, liabilities and obligations of Scientific-Atlanta under the AEM Agreement;

WHEREAS, DSSI is willing to guarantee Comverge’s full and faithful performance under the AEM Agreement; and

WHEREAS, Gulf is willing to consent to such assignment on the terms and subject to the conditions set forth herein; and

WHEREAS, Gulf and Comverge desire, in connection with this assignment, to modify and amend the AEM Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises, the agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. ASSIGNMENT AND ASSUMPTION

1. Attached hereto as Exhibit A is a true and complete copy of the AEM Agreement, including Amendments No. 1 and 2, the correspondence from Gulf dated August 19, 1999 (the “gulf Letter”) containing an exclusive list of the critical items remaining to be resolved

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Amendment No. 3 -

Execution Copy

prior to commencement of deliveries as per the Delivery Schedule, and the executed Status of Gulf Power MainGate Contract dated June 28, 1999 reference in the Gulf Letter. Scientific-Atlanta and Gulf acknowledge and represent that Exhibit A reflects the full and complete understanding of Gulf, Scientific-Atlanta and Comverge with respect to the subject matter of the AEM Agreement, and there are no other agreements, side letters or other arrangements relating thereto, except as set forth herein.

2. Scientific-Atlanta hereby assigns, effective as of the “Closing” (as defined in the Purchase Agreement) all of Scientific-Atlanta’s right, title and interest in and to the AEM Agreement, and Comverge does hereby assume, effective as of the Closing, all liabilities and obligations of the Seller under the AEM Agreement. Gulf shall be entitled to insist upon the performance by Comverge of all obligations of Seller (including, without limitation, satisfaction of functionality requirements and timely deliveries) under the AEM Agreement as amended hereby.

3. DSSI acknowledges that as the parent corporation of Comverge, it will benefit from the Closing and Gulf’s consent to the assignment of the AEM Agreement. In consideration of such benefit, which DSSI acknowledges as sufficient, DSSI hereby unconditionally and irrevocably guarantees the full and timely performance by Comverge of all of Comverge’s obligations under the AEM Agreement as so assigned.

4. For the first *** gateways purchased by Gulf under the AEty Agreement, verge and Gulf agree that the price to Gulf shall be reduced by $*** per gateway to.reflect an agreed-upon resolution of certain credits for late deliveries called for under Section 3 of Amendment No. 2 to the AEM Agreement, and to address the change in schedule to permit phased deliveries of Products as provided herein. Should the AEM Agreement be terminated consistent with provisions for termination prior to Gulf realizing the total cumulative price reductions of $*** provided for in this paragraph, any portion of this amount not yet realized will constitute a liability due Gulf as provided for in Section 3 of Amendment No. 2 to the AEM Agreement.

5. Gulf hereby irrevocably consents to the assignment of the AEM Agreement by Scientific-Atlanta to Comverge, effective as of the Closing. Gulf confirms that it waives any and all past defaults by Scientific-Atlanta under the AEM Agreement. Gulf agrees that on and after the Closing it shall look solely to Comverge and DSSI with respect to the obligations of Scientific-Atlanta under the AEM Agreement.

II. AMENDMENT TO AEM AGREEMENT

Comverge and Gulf agree that from and after the Closing, the AEM Agreemeni; is hereby modified and amended as follows:

1. Section 3 of the Agreement is hereby amended by adding the following sentence: “Notwithstanding anything in this agreement to the contrary, the Purchaser shall purchase not fewer than *** units during the term of the Agreement; subject to termination pursuant to Section 1 7.”

2. Section 14 is hereby amended by adding the following sere to the end of the section: ”Any delays in performance or any non-performance resulting from assignment of the AEM

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Amendment No. 3 -

Execution Copy

Agreement or from any breach of the Asset Purchase Agreement will not constitute “Excusable Delays” under the provisions of Section 14 of the AEM Agreement or Section 3 of Amendment No. 2 to the AEM Agreement.”

3. Section 17.1(e) is. hereby deleted and replaced with the following: “After December 31, 1999, by either Party in the event that the other Party fails to perform any material provision of this Agreement and does not cure such failure within a period of sixty (60) days after receipt of written notice from the other Party specifying such failure and stating its intention to terminate this Agreement if such failure is not cured.”

4. Section 18.1 is hereby amended by deleting Scientific-Atlanta’s addresses and replacing them with the following,

Comverge Technologies, Inc.

23 Vreeland Road, Suite 160

Florham Park, New Jersey 07932

Ehrenreich Eilenberg Krause & Zivian LLP

11 East 44th Street, 17th Floor

New York, NY 10017

5. Exhibit C.1 is hereby amended by replacing “August 31, 2004” with “August 31, 2007.” Section 4 is hereby amended by deleting the final sentence and replacing it with the following: “This Agreement shall be effective for a period of ninety-eight (98) months following the commencement of volume shipments, terminating no later than October 31, 2007, unless earlier terminated as provided herein.” Initial deliveries shall be made in accordance with the following schedule, which shall be deemed incorporated into Exhibit C.1 as amended:

Delivery By	Net No. of Units to be Delivered
10/01/99	***
11/01/99	***
12/01/99	***
01/01/00	***

For.the first two initial deliveries Comverge shall be entitled to satisfy, at its discretion: all or a portion of such deliveries through the upgrade of components and/or firmware in an equivalent number of units delivered to Gulf prior to the date of this Assignment and Assumption Agreement.

On and after February 1, 2000, purchases shall be made and volume deliveries shall be made in accordance with the AEM Agreement.

6. Paragraph 3 of Amendment No. 2 to the AEM Agreement (“Amendment No. 2”) is hereby amended by replacing “October 1, 1998” with “October 1, 1999.” It is further amended by replacing the phrase “ …unable to meet such delivery schedule, Purchaser may…,” with the phrase “ …unable to meet such delivery schedule due to its inability to successfully complete any critical items referenced in the Gulf Letter or to manufacture or deliver system components,

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Amendment No. 3 -

Execution Copy

Purchaser may....” Notwithstanding the above, for deliveries scheduled from October 1, 1999 through January 1, 2000, a failure of the *** units to fully satisfy the critical items in the Gulf Letter shall not be deemed to constitute a failure to make required deliveries, it being the intention of the parties to use these initial deliveries to assist in troubleshooting and resolving such critical items. For late deliveries in any of such months the maximum liability of Comverge pursuant to Sections 3(a) and (b) for any such month (which shall be in addition to amounts calculated under 1.4 above) shall be equal to: ***.

7. A new Paragraph 3(c) is hereby added to Amendment No. 2 as follows: “Seller and Purchaser agree that the liabilities of Seller to Purchaser incurred by Seller under Paragraphs 3.(a) and 3.(b) above represent a fair and reasonable estimate of a substantial portion of direct and immediate damages which would be sustained by Purchaser in the event Seller fails to make timely shipments in accordance with the Delivery Schedule and do not constitute penalties.”

8. The last; unnumbered clause of Paragraph 3 of Amendment No. 2 is hereby numbered Paragraph 3(d), and the reference to “this Section” in such. paragraph shall be changed to “this Section 3”.

9. This Assignment and Assumption Agreement shall constitute Amendment No. 3 to the AEM Agreement.

10. The consent pursuant to Article I, Section 5 hereof is effective upon signing, This Amendment No. 3 and the assignment and assumption hereunder shall take effect as of the Closing.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the day and year first written above.

SCIENTIFIC-ATLANTA, INC.		GULF POWER COMPANY, INC.

By:	/s/ Theodore R. Wieber, Jr.	By:	/s/ John E. Hodges, Jr.
Name:	Theodore R. Wieber, Jr.	Name:	John E. Hodges, Jr.
Title:	President, Satellite Networks	Title:	Vice President

COMVERGE TECHNOLOGIES, INC.

By:	/s/ Frank A. Magnotti
Name:	Frank A. Magnotti
Title:	President

[SIGNATURE OF DSSI ON FOLLOWING PAGE]

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Amendment No. 3 -

Execution Copy

DATA SYSTEMS & SOFTWARE INC.

By:	/s/ George Morgenstern
Name:	George Morgenstern
Title:	CEO

5

AMENDMENT NO. 4

TO

ADVANCED ENERGY MANAGEMENT AGREEMENT

This Amendment No. 4 to Advanced Energy Management Agreement (this “Amendment”) is effective as of July 1, 2003, by and between GULF POWER COMPANY, INC., a Maine corporation (“Gulf” or “Purchaser”), and COMVERGE, INC., a Delaware corporation (“Comverge” or “Seller”);

WITNESSETH:

WHEREAS, Gulf and Comverge, by assignment, are parties to that certain Advanced Energy Management Agreement dated September 16, 1996, as amended by Amendment No. 1 dated September 20, 1996, Amendment No. 2 dated September 3, 1998, and Amendment No. 3 dated August 19, 1999 (as so amended, the “Original Agreement”);

WHEREAS, as of July 1, 2003, Gulf had purchased and taken delivery of *** Gateways from Comverge;

WHEREAS, Gulf and Comverge wish to further amend the Original Agreement in accordance with the terms and conditions set forth in this Amendment;

NOW, THEREFORE, for and in consideration of the promises and covenants contained herein, the premises, and other good and valuable consideration, the parties hereto, intending to be legally bound hereby agree as follows:

1.	Section 1 of the Original Agreement is hereby amended by deleting subsection 1.6 in its entirety and inserting a new subsection 1.6 to read as follows:

1.6	“Customer Premise Equipment” or “CPE” means the Gateway which is located outside a Customer’s home or business, and any in-house or in-business devices consisting of thermostats and load control modules. “CPE Unit” means all CPE equipment for one home or business location.

Section 1 of the Original Agreement is further amended by adding after 1.12 the following new sections 1.12a. and 1.12b.to read as follows:

1.12a.	“Gateway” means the equipment described in section B.3 of Exhibit B to the Original Agreement.

1.12b.	“Maingate™ Home System” means the Customer Premise Equipment, software, head-end, utility host equipment, and other Products, including ancillary equipment, comprising the Advanced Energy Management System.

2.	Section 3 of the Original Agreement is amended by deleting in its entirety the following sentence;

“Notwithstanding anything in this Agreement to the contrary, the Purchaser shall purchase not fewer than *** units during the term of the Agreement; subject to termination pursuant to Section 17.”

and inserting the following language:

“From the period commencing on July 1, 2003, and continuing thereafter as provided herein (and subject only to Purchasers right to terminate the Original Agreement pursuant to Section 17), Purchaser commits to purchase and take delivery of a minimum quantity of (1) *** Gateway units, (ii) *** Thermostat units and (iii) *** Load Control Relay units ( “Minimum Purchase Commitments”).

3.	Section 4 of the Original Agreement is hereby amended by deleting the last sentence and inserting in lieu thereof: “This Agreement shall terminate upon delivery of the Minimum Purchase Commitments.”

4.	The heading of Section 5 is hereby amended by deleting ; “MOST FAVORED CUSTOMER”.

5.	Section 5.1 of the Original Agreement is hereby amended by deleting the last sentence of said section and inserting a new sentence at the end of said section to read as follows: “Seller shall hold the Prices on Exhibit D firm for the duration of the AEM Agreement.”

6.	Section 5.4 of the Original Agreement is hereby amended by deleting said section in its entirety and inserting a new section 5.4 to read as follows:

Section 5.4 Research & Development Contribution.

Comverge will customize and pilot a residential multi-dwelling version of its MaingateTM Home System and a commercial/residential version for high amperage service locations, Comverge will also customize and pilot a new backlit, larger screen thermostat. In consideration of these efforts, Gulf shall pay Comverge a Research & Development Contribution of $*** payable in three equal installments of $*** due on September 1, 2003, September 1, 2004 and September 1, 2005.

7,	Section 17.1 (Termination of Agreement), of the Original Agreement as amended by paragraph 7 of Amendment No. 2, is hereby amended by deleting subsection “g” in its entirety and replacing it as follows:

(g)	At any time on or after December 31, 2006, by Purchaser upon one hundred eighty (180) days advance notice In order to be entitled to terminate this Agreement pursuant to this section, Purchaser shall pay to Seller a Termination Fee which the parties acknowledge and agree is reasonable in light of the difficulty in establishing the harm and loss to Seller from Purchaser’s termination of this Agreement prior to its scheduled termination. Such termination and the payment of a Termination Fee is in addition to any other amounts owed by Purchaser to Seller and will not excuse any liability of Purchaser to Seller for outstanding Product invoices or any future invoices up to and including the Termination Date. For purposes of this Agreement, the “Termination Fee” shall be equal to the sum of ***. A Termination Fee Worksheet is incorporated herein as new Exhibit L.

8.	Exhibit C (“Delivery Schedule”) is hereby amended by deleting such Exhibit C in its entirety and inserting the new Exhibit C attached hereto.

9.	Exhibit D. I (“Pricing Schedule”) is hereby amended by deleting such Exhibit D.1 in its entirety and inserting the new Exhibit D.I attached hereto.

10.	Except as expressly modified hereby, the Original Agreement shall continue in full force and effect. This Amendment may be executed in counterparts and each of the counterparts shall, when taken together, constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the day and year first set forth above.

GULF POWER COMPANY, INC.		COMVERGE, INC.

By:	/s/ Francis M. Fisher	By:	/s/ Frank A. Magnotti
Title:	Customer Operations V.P.	Title:	President, Global Sales and Marketing
Date:	12/9/03	Date:	12/9/03

EXHIBIT C

DELIVERY SCHEDULE

A.	Maingate™ Home System CPE Unit Deliveries.

1.	Commencing on July 1, 2003 and continuing through February 28, 2005, CPE Unit deliveries will be suspended except as provided in C.3 and C.4 below.

2.	Commencing on March 1, 2005 and continuing until the Minimum Purchase Commitments are met (including previous deliveries made pursuant to CA below), Comverge will manufacture and deliver to Gulf each month:

- *** Gateways

- *** Thermostats with RAM modules, an

- *** Load Control Relays

B.	Adjustments. On or before September 30, 2005 (and effective as of January 1, 2006), Comverge and Gulf will negotiate, in good faith, adjustments to:

1.	The number of MaingateTm Home System CPE Units deliverable per month and the price of said CPE Units provided that ***.

2.	Substituting Maingate™ Home System CPE Unit deliveries for the delivery of new Maingate’rm Home System multi-family CPE Units and/or commercial CPE Units, provided that ***.

Gulf will keep Comverge advised as to fluctuations in the market during the term of the Agreement for consideration by the parties in negotiating adjustments to the delivery schedule.

C.	Other.

1.	Product Evolution. Comverge product evolution will continue between July 1, 2003 and February 28, 2005, during which time the deliveries of CPE Units are suspended, and thereafter.

2.	Previously Delivered Products. Gulf and Comverge will jointly review and evaluate new technologies over the life of the Agreement weighing the technical advantages of the technologies against the estimated development cost and reach a mutual agreement in each case on how to proceed. Comverge will use reasonable commercial efforts to provide backward compatibility of previously delivered Maingate™ Home System equipment and supporting software with new technologies; provided, however, that the Parties acknowledge the possibility that CEBus LAN technology may no longer be supported by the industry and that in its Maingate™ Home System evolution, Comverge may need to migrate to another technology which will be determined by mutual agreement of the Parties. Other Comverge and Gulf approved in-home user interfaces may be substituted for the SuperStat as agreed by both parties.

3.	Lookout™ -Purchase Commitment. Gulf will purchase a minimum of *** Comverge Lookouts™ camera systems to be delivered and installed in accordance with a mutually agreeable schedule between July 1, 2003 and February 28, 2005.

4.	New Comverge Thermostat. Gulf will purchase a minimum of *** new Comverge thermostats, developed in accordance with Section 5.4 of the Agreement, to be delivered and installed in accordance with a mutually agreeable schedule between July 1, 2003 and February 28, 2005. This quantity will count toward the total number of thermostats required to be purchased.

EXHIBIT D

D.I PRICING SCHEDULE

A.	NEW PRODUCT PRICING PER UNIT FROM JULY 1 2003 THROUGH FEBRUARY 28, 2005

	-	Comverge LookouJm Camera Systems		$***
	-	*** New Comverge Thermostats		$***

B.	PRICING FROM MARCH 1 2005 THROUGH DECEMBER 31, 2005

	1.		Maingate™ Home System Unit Cost:

		-	Gateways	$***
		-	Thermostats with RAM modules	$***
		-	Load Control Relays	$***

	2.		Manufacturing Start Up Fee:

Gulf will pay to Comverge a one time Manufacturing Start-Up Fee in the amount of $*** due on March 1, 2005 as consideration for the suspension of deliveries of Maingater” Home Systems and to cover costs associated with the recommencement of manufacturing following the suspension of the deliveries.

C.	PRICING BEGINNING JANUARY 1 2006 AND CONTINUING THEREAFTER UNTIL TERMINATION

Maingate™ Home Systems Unit Cost:

		-	Gateways	$***
		-	Thermostats with RAM Modules	$***
		-	Load Control Relays	***

D.	RESEARCH AND DEVELOPMENT

For services set forth in Section 5.4, Gulf shall pay to Comverge by:

		-	September 1, 2003	$***
		-	September 1, 2004	$***
		-	September 1, 2005	$***

Exhibit L

Termination Fee Worksheet

Term. Fee
I.	CALCULATION OF CONTRACT VALUE
	A.	GATEWAYS
		1. Minimum Purchase Commitment (Section 3)	***
Less: cumulative units purchased during the period
2. commencing
on July 1, 2003 and ending on the effective date of the termination.

3. Units subject to Termination Fee
		4. Unit Termination Price (1)	$***

		5. Gateway Contract Value (A.3. x A.4.)		—
	B.	THERMOSTATS
		1. Minimum Purchase Commitment (Section 3)	***
Less: cumulative units purchased during the period
2. commencing
on July 1, 2003 and ending on the effective date of the termination.

3. Units subject to Termination Fee
		4. Unit Termination Price (1)	$***

		5. Thermostat Contract Value (8.3, x B.4.)		—
	C.	LOAD CONTROL RELAYS
		1. Minimum Purchase Commitment (Section 3)	***
Less: cumulative units purchased during the period
2. commencing
on July 1, 2003 and ending on the effective date of the termination.

3. Units subject to Termination Fee
		4. Unit Termination Price (1)	$***

		5. Load Control Contract Value (C.3. x C.4.)		—
		D. Total Contract Value (A.5.+B.5.+C.5.)		—
		Contract Value component of Termination Fee (11% of		$
		E. Contract Value)		—

II.	FULLY LOADED COST OF INVENTORY AS OF THE TERMINATION DATE

TERMINATION FEE

(1)	Subject to annual adjustments based on increases in the Producers’ Price Index.

One Energy Place

Pensacola, Florida 32520

Tel 850.444.6111

Amendment 4 to AEM Agreement

Gulf Power and Comverge agree to the following changes in the AEM Agreement:

•	Two year term

•	Gulf Power will receive ***% of all contracted Comverge Maingate revenue coinciding with receipt of payment

•	Fourth quarter, year 2000, Gulf.Power will receive a total of *** Gateways

•	$*** price per Gateway for the *** years

•	Gulf Power and Comverge enter into a monthly maintenance agreement of $*** per month

•	Gulf Power and Comverge enter into a monthly project support agreement of $*** per month

•	This amendment does not affect any terms and conditions of the existing AEM Agreement

•	This agreement is pending Gulf Power executive approval to be received by close of business October 13, 2000.

•	New software features will be separately priced

/s/ Toni A. Mallini	/s/ Frank A. Magnotti
Toni Mallini	Frank Magnotti
Marketing General Manager

10/12/00
Date

AMENDMENT NO.5

TO

ADVANCED ENERGY MANAGEMENT AGREEMENT

This Amendment No, 5 to Advanced Energy Management Agreement (this “Amendment”) is effective as of March 15, 2444, by and between GULF POWER COMPANY, INC., a Maine corporation (“Gulf” or “Purchaser”), and COMVERGE, INC., a Delaware corporation (“Comverge” or “Seller”);

WITNESSETH:

WHEREAS, Gulf and Comverge, by assignment, are parties to that certain Advanced Energy Management Agreement dated September 16, 1996, as amended by Amendment No. 1 dated September 20, 1996, Amendment No. 2 dated September 3, 1998, Amendment No. 3 dated August 19, 1999 and Amendment No. 4 dated July 1, 2003 (as so amended, the “Original Agreement”);

WHEREAS, as of March 15, 2044, Gulf had purchased and taken delivery of *** Gateway Units (as well as associated Thermostats and Load Control Relays) from Comverge (together, “Delivered Units”);

WHEREAS, Gulf and Comverge wish to further amend the Original Agreement in accordance with the terms and conditions set forth in this Amendment;

NOW, THEREFORE, for and in consideration of the promises and covenants contained herein, the premises, and other good and valuable consideration, the patties hereto, intending to be legally bound hereby agree as follows:

1.	Section 9 of the Original Agreement is hereby amended by inserting new subsection 9.8 to read as follows:

9.8 Disposition of Certain Warranty Claims.

a.	Purchaser has made certain warranty claims of Seller relating to certain Delivered Units as further described in Exhibit A to this Amendment No. 5 (“Claims”). Purchaser and Seller have agreed that the aggregate value of the Claims as set forth in Exhibit A is $***.

b.	Purchaser and Seller have agreed to settle and fully and completely dispose of the Claims in the following manner,

1.	All Delivered Units returned to Seller and described in Exhibit B shall become the property of Seller. Seller shall execute appropriate documents at the request of Purchaser to affect this transfer,

2.	Seller shall replace *** Gateway Units at an agreed value of $***.

3.	Seller shall retest (but shall not re-warranty) all Gateway Units currently in Purchaser’s inventory and shall install up to *** Surge Protectors and DSL Filters into Gateway Units that pass such test prior to installation at an agreed value of $***.

4.	Seller shall provide Purchaser with an additional *** Surge Protectors and DSL Filters to be installed, at the cost of Purchaser, in Gateway field Units of Purchaser’s choice at an agreed value of $***,

c.	Purchaser acknowledges and agrees that Seller is settling the Claims in the manner set forth in this Amendment No. 5 in full and complete satisfaction of and in lieu of any further warranty claim under the Original Agreement for any known defect in respect of Delivered Units, except for the known battery problem. For the known battery problem both parties agree that purchaser will be responsible at its sole cost for all labor associated with removal of the gateway, and re-installation of the gateway and the seller will be responsible at its sole cost to provide new battery materials.

2.	Except as expressly modified hereby, the Original Agreement shall continue in full force and effect. This Amendment may be executed in counterparts and each of the counterparts shall, when taken together, constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the clay and year first set forth above.

GULF POWER COMPANY, INC.		COMVERGE, INC.

By:	/s/ Francis M. Fisher	By:	/s/ Frank A. Magnotti
Title:	Vice President	Title:	President Global Sales and Marketing
Date:	March 25, 2004	Date:	March 15, 2004

Exhibit A, to Amendment No. 5

Certain Warranty Claims

1. Alpha Relays

*** of these load control relays (“LCRs”) were returned in March of 2003.

Claim = $***

2. Old Antenna Gateways

*** of these gateways were returned in March of 2003.

Claim = $***

3. Certain Bad out of Box Units.

Gateways - ***

Tstats -       ***

LCRs -       ***

Claim = $***

4. Other Replaced Equipment

a. Gateways

Claim = $***

b. Thermostats

Claim = $***

c. LCRs

Claim = $***

5. Labor for Replaced Equipment

Claim = $***

6. Other Issues.

a. ***

b. ***

c. ***

Total Claim = $***

Agreed Value of Claims disallowed = ($***)

Agreed Value of Claims Allowed = $***

Exhibit B to Amendment No. 5

Delivered Units Returned to Seller

To be Completed by purchaser within sixty days.

GULF POWER
A SOUTHERN COMPANY

Comverge Inc
Contract C06-410251
Amendment #6
July 13, 2004

This Amendment is issued to change the Contractor's address to read.

Comverge Inc
120 Eagle Rock Ave. Ste 190
East Hanover NJ 07936-3159

All other terms and conditions remain unchanged.

THIS SECTION IS TO BE COMPLETED BY CONTRACTOR:

CONTRACT DATA AND AFFIDAVIT

My Employer's Account Number under Federal Social Security is 22-3543611.

Witness the acceptance hereof by the signing this 15th day of July, 2004.

Signed and sealed for COMVERGE, INC.
(NAME OF FIRM)

TWO WITNESSES:

[signature]
(Witness)

[signature]
(Witness)

By: [signature]
(Officer)

Title: EVP

THIS SECTION TO BE COMPLETED BY GULF:

Signed and sealed for GULF POWER COMPANY

ATTESTED: (Gulf)

Linda G. Malone
ASST. (Secretary)

By: [signature]

Title: VICE PRESIDENT
(Officer)

AMENDMENT NO. 7

TO

ADVANCED ENERGY MANAGEMENT AGREEMENT

This Amendment No. 7 to Advanced Energy Management Agreement (the “Amendment”) is effective as of January 1, 2006 (“Effective Date”), by and between GULF POWER COMPANY, INC., a Florida corporation (“Gulf” or “Purchaser”), and COMVERGE, INC. (formerly Comverge Technologies, Inc.), a Delaware corporation (“Comverge” or “Seller”).

WITNESSETH:

WHEREAS, Gulf and Comverge, by assignment, are Parties to that certain Advanced Energy Management Agreement dated September 16, 1996, as amended by Amendment No. 1. dated September 20, 1996, Amendment No. 2 dated September 3, 1998, Amendment No. 3 dated August 19, 1999, Amendment No. 4 dated July 1, 2003, Amendment No. 5 dated March 15, 2004 and Amendment No. 6 dated July 15, 2004, (as so amended, the “Original Agreement”);

WHEREAS, Gulf and Comverge wish to further amend the Original Agreement in accordance with the terms and conditions set forth in this Amendment;

NOW, THEREFORE, for and in consideration of the promises and covenants contained herein, the premises, and other good and valuable consideration, the Parties hereto, intending to be legally bound hereby agree as follows:

1.	Capitalized terms not defined herein shall have the same meanings as assigned to them in the Original Agreement.

2.	Section 1 of the Original Agreement is hereby amended by adding after subsection 1.12b new subsection 1.12c to read as follows:

1.12c “Thermostat II” means the thermostat and integrated communications module jointly developed by Comverge and White Rodgers, Inc. for use in the MainGate™ Home System, including the multi-dwelling and the high amperage commercial/residential version of the MainGate™ Home System.

3.	Section 3 of the Original Agreement, as amended by Amendment 4, is amended by deleting in its entirety the following sentence;

“From the period commencing on July 1, 2003, and continuing thereafter as provided herein (and subject only to Purchasers right to terminate the Original Agreement pursuant to Section 17), purchaser commits to purchase and take delivery of a minimum quantity of (i) *** Gateway units, (ii) *** Thermostat units and (iii) *** Load Control

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Relay units (“Minimum Purchase Commitments”).” and inserting the following language:

“From the period commencing on July 1, 2006, and continuing thereafter as provided herein (and subject only to Purchasers right to terminate the Original Agreement pursuant to Section 17), Purchaser commits to purchase and take delivery of a minimum quantity of (i) *** Gateway units, (ii) *** Thermostat units and (iii) *** Load Control Relay units (“Minimum Purchase Commitment”).”

4.	Paragraph b(3) of subsection 9.8 of the Original Agreement is amended by deleting the clause in parenthesis reading “(but shall not re-warranty)” and replacing it with a clause reading “(but shall not rewarrant except as provided in Subsection 9.9)”.

5.	Section 9 of the Original Agreement is amended by adding new subsection 9.9 to read as follows:

9.9 Testing and Out of Warranty Repair; Limited Rewarranty

A.	Testing of Thermostats and Load Control Relays.

1.	Comverge shall test (“Test(ing)”) those thermostats (“T-Stat”) and load control relays (“LCR”), that are as of the execution date of this Amendment 7 both (1) in the physical custody of Gulf and are recorded in Gulf’s perpetual inventory records as of such date and (2) made accessible to Comverge. Testing shall be performed at Comverge’s Pensacola, Florida office. Testing shall only reveal whether the T-stats or LCRs are in Workable Condition. The Parties shall agree upon the definition of “Workable Condition” and the procedures and protocols to be used for such Testing. The Parties acknowledge and agree that T-Stat and LCRs cannot be repaired if they fail Testing. Comverge shall complete T-Stat and LCR Testing within *** of the signature date of this Amendment 7.

2.	Comverge shall test (“Test(ing)”) those thermostats (“T-Stat”) and load Control relays (“LCR”), that are removed from the field after the Effective Date of this Amendment 7 (“Removed T-Stat” and “Removed LCR”). Testing shall be performed at Comverge’s Pensacola, Florida office. Testing shall only reveal whether the Removed T-stats or Removed LCRs are in Workable Condition. The Parties shall agree upon the definition of “Workable Condition” and the procedures and protocols to be used for such Testing. The Parties acknowledge and agree that T-Stat and LCRs cannot be repaired if they fail Testing. Comverge shall complete Removed T-Stat and Removed LCR Testing within *** of being removed from the field.

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3.	To the extent additional resources and capital are required for this Testing, Gulf shall compensate Comverge as provided under the Installation and Customer Services Agreement, signed on May 19, 2004 (“Installation Agreement”).

4.	Reports on T-Stat and LCR Testing. Comverge shall provide to Gulf by the 15th of each month a report on all T-Stat and LCR’s tested in the preceding month. The report shall include the serial number of each component Tested and the result of the Test.

B.	Testing Gateways.

1.	Screening of Removed Gateways. Comverge shall screen (“Screen(ing)”) any Gateway in its Pensacola, Florida office that is removed from the field after the Effective Date of this Amendment 7 (“Removed Gateway”). The Parties shall agree upon a definition of “Screening.” Any Removed Gateway that does not pass Screening shall be retuned to Comverge’s Georgia facility for comprehensive Testing and possible repair. The cost of shipping to Comverge’s Georgia facility will be the responsibility of ***. The Parties shall agree upon the procedures and protocols for such Testing.

2.	Testing of Warehouse Gateways. Comverge shall visually examine at its Pensacola, Florida office, any Gateway that has been removed from the field and is in Gulf’s warehouse inventory (the “Warehouse” “Gateway”) as of the effective date of this Amendment 7. For all Warehouse Gateways currently in Gulfs warehouse inventory, Comverge shall conduct a visual examination solely for the purpose of determining if the Warehouse Gateway is damaged and unavailable for Testing. If the Warehouse Gateway is available for Testing, it will be returned to Comverge’s Georgia facility for comprehensive Testing and possible repair. The cost of shipping to Comverge’s Georgia facility will be the responsibility of ***. The Parties shall agree upon the procedures and protocols for such Testing.

3.	Out of Warranty Repair Fee. The Parties acknowledge that, to the extent Removed or Warehouse Gateways are “Repairable”, Comverge shall repair and rewarranty all Removed or Warehouse Gateways (“Repaired Gateways”) for a fee of $*** per component, which fee shall not include the cost of shipping to Gulf. In addition to the $***, if additional capital is required for repairing the gateways, Gulf shall reimburse Comverge at an agreed upon rate. The Parties shall agree upon the definition of “Repairable.”

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4.	Additional Resources. To the extent additional resources and capital are required for this Screening of Removed Gateways or visual examination of Warehouse Gateways, in Pensacola, Florida office, Gulf shall compensate Comverge as pre-Approved by Gulf and provided for under the Installation Agreement.

5.	Reports on Gateway Testing. Repair and Rewarranty. Comverge shall provide to Gulf by the 15th of each month a report on all Removed Gateways that are Screened and all Removed or Warehouse Gateways repaired and rewarranted in the preceding month. The report shall include at a minimum the serial number of each gateway Tested or Screened, the result of the Test or Screen, a description of repairs made to any Repaired Gateways, and the date on which the repairs were completed.

6.	Limited Rewarranty. Notwithstanding any Limited Warranty provision to the contrary provided by Section 9 of the Original Agreement, Comverge shall rewarrant Repaired Gateways for a period of *** months from the date of installation of the Repaired Gateway (“Rewarranty Period”); provided, however, in no event shall the Rewarranty Period exceed *** months from the date repairs are completed.

6.	Section 1.1 of the Original Agreement is hereby modified to add a new subsection and as follows:

11.5	Seller agrees and acknowledges that as of the effective date of Amendment 7, the design and modification of the Thermostat II as defined in section 1.12c. of Amendment 7 is not subject to the terms of subsection 11.3b of this Agreement and that the indemnification provisions set forth in sections 11.1 and 11.2 of this Agreement apply to the Thermostat II. After the effective date of Amendment 7 the terms of section 11.3b as set forth in this Agreement shall be in full force and effect if applicable to any future modification to the Thermostat II.

7.	Exhibit G (“Delivery Schedule”) to the Original Agreement is deleted in its entirety and replaced by the new Exhibit C attached hereto.

8.	Exhibit D to the Original Agreement is deleted in its entirety and replaced by the new Exhibit D attached hereto.

9.	The first sentence of the Original Agreement, as amended by Amendment 4, Subsection 17.1(g) that reads: “At any time on or after ***, by

4

Purchaser upon one hundred eighty (180) days advance notice.” is deleted in its entirety and replaced by the following sentence:

“At any time on or after ***, by Purchaser upon one hundred eighty (180) days advance notice.”

10.	Except as expressly modified hereby, the Original Agreement shall continue in full force and effect. This Amendment may be executed in counterparts and each of the counterparts shall, when taken together, constitute one and the same Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the day and year first set forth above.

GULF POWER COMPANY, INC.		COMVERGE, INC.

By:	/s/ Francis M. Fisher	By:	/s/ Ed Myszka
Title:	VICE PRESIDENT	Title:	President Solutions Group
Date:	12-07-05	Date:	Dec. 12, 2005

Attest:	/s/ Linda G. Malone
Title:	Assistant Secretary

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EXHIBIT C

DELIVERY SCHEDULE

Amendment 7

A.	Maingate™ System CPE Unit Deliveries.

1.	Commencing on July 1, 2003 and continuing until July 1, 2006 deliveries of CPE Units will be suspended.

2.	Subject to Comverge meeting the requirements of Section C of this Exhibit, commencing July 1, 2006, Comverge will manufacture and deliver to Gulf each month until January 1, 2007:

-	-*** Gateways
-	-*** Thermostat IIs or future acceptable versions, and
-	-*** Load Control Relays

4.	Commencing on January 1, 2007, and until January 1, 2008, Comverge will manufacture and deliver to Gulf each month:

-	*** Gateways
-	*** Thermostat IIs or future acceptable versions, and
-	*** Load Control Relays

5.	Commencing on January 1, 2008, and until May 1, 2009, Comverge will manufacture and deliver to Gulf each month:

-	*** Gateways
-	*** Thermostat IIs or future acceptable versions, and
-	*** Load Control Relays

6.	Commencing on May 1, 2009 and continuing until the Minimum Purchase Commitments are met, Comverge will manufacture and deliver to Gulf each month:

-	*** Gateways
-	*** Thermostat IIs or future acceptable versions, and
-	*** Load Control Relays

B.	Thermostat Milestones. The following payment incentive schedule applies for the development milestones of the Thermostat II:

1.	Gulf shall pay Comverge $*** within thirty (30) calendar days

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of signature of Amendment 7 for the Thermostat II focus group meeting, which shall examine the Thermostat II. The focus group shall be organized and run by Comverge and Gulf to determine the user friendliness of the Thermostat II.

2.	Gulf shall pay Comverge $*** within thirty (30) calendar days of Gulf’s written acceptance of a *** programming feature for the Honeywell T-Stat.

3.	Gulf shall pay Comverge $*** within thirty (30) calendar days of Gulf’s written acceptance of a web-based programming feature for the Thermostat II.

4.	Gulf shall pay Comverge *** within thirty (30) calendar days from the delivery of the *** prototype Thermostat II.

C.	Thermostat II Acceptance

1.	Field Test. Comverge shall provide Gulf with *** prototype Thermostat IIs (“Prototypes”) by the end of the first quarter of 2006. Gulf shall have a *** days after delivery of the Prototypes in which to conduct field tests of the Prototypes, which shall, in Gulf’s scale good faith judgment, include such tests and procedures as it believes are necessary and reasonable under the circumstances (“Field Tests”). On completion of the Field Tests, Gulf shall promptly notify Comverge in writing and in the manner required by the Original Agreement whether it accepts or rejects the Prototypes. Gulf will consider customer acceptance and usability as part of the fieldtest if Gulf, in its good faith judgment reasonably exercised, rejects the Prototypes it shall specify in writing and in reasonable detail the deficiency or deficiencies that resulted in the rejection. Comverge shall then have thirty (30) days to cure any deficiency and resubmit the Prototypes to Gulf for additional field testing.

2.	Customer Manual. Comverge shall provide Gulf with a final draft copy of the customer manual 45 days prior to deliver of the Prototypes. Gulf will provide feedback on customer manual within fifteen (15) days of receiving final draft copy. Comverge will discuss such changes and provide Gulf with a final copy incorporating those armed upon changes five (5) days prior to delivery of the Prototypes.

3.	Functionality. Gulf acknowledges and agrees that the Thermostat IIs and the Prototypes will utilize specific set points and will not utilize temperature offsets. Comverge agrees that a web programming

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application will be also be a fully-functioning feature of the Thermostat IIs and the Prototypes to be tested simultaneously and in conjunction with the Thermostat IIs and the Prototypes.

4.	Acceptance. Acceptance by Gulf of the Prototypes is a condition precedent to Gulf’s obligation to accept deliveries pursuant to the provisions of section A above.

D.	Adjustments. The Parties agree to negotiate, in good faith, adjustments to the number of Maingate™ Home System CPE units deliverable per month, the price of said CPE units, and specifications as to the number of multi-family residential and/or high amperage commercial or residential components to be delivered per month after January 1, 2008, provided, however, the adjustments made hereunder shall ***.

Gulf will keep Comverge advised as to fluctuations in the market during the term of the Original Agreement for consideration by the Parties in testing adjustments to the delivery schedule.

E	Other:

1.	Product Evolution. Comverge product evolution will continue during the time the deliveries of CPE Units are suspended under A.1 above, and thereafter.

2.	Previously Delivered Products. Gulf and Comverge will jointly review and evaluate new technologies over the life of the Original Agreement weighing the technical advantages of the technologies against the estimated development cost and reach a mutual agreement in each case on how to proceed. Comverge will use reasonable commercial efforts to provide backward compatibility of previously delivered Maingate™ Home System equipment and supporting software with new technologies, provided, however; that the Parties acknowledge the possibility that CEBus LAN technology may no longer be supported by the industry and that in its Maingate™ Home System evolution, Comverge may need to migrate to another technology which will be determined by mutual agreement of the Parties. Other Comverge and Gulf approved in-house uses interfaces may be substituted for the SuperStat or Thermostat IIs as agreed by both Parties.

3.	Maingate Multi-Home Pilot Program:

Gulf has committed, through Gulf Purchase Order No. 5505330-0000, to purchase *** residential multi-dwelling Comverge Maingate™ Home Systems in 2005 at an aggregate amount of $***. Gulf’s commitment to purchase is evidenced by its non-revocable purchase orders for product shipment before the end of 2005.

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EXHIBIT D

Amendment 7

D.1 PRICING SCHEDULE

***

D.2 MANUFACTURING SUSPENSION AND START-UP FEE

Gulf will pay Comverge a Manufacturing Suspension and Start-up Fee of $*** on January 10, 2006.

D.3 RESEARCH AND DEVELOPMENT FEES

In consideration of the services set forth in section 5.4 of the Original Agreement, Gulf shall pay to Comverge on or before September first of the year indicated, the following amounts -

2003            $*** (Paid)

2004            $*** (Paid)

2005            $*** (Paid)

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